As filed with the Securities and Exchange Commission on August 9, 2013

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Medical Properties Trust, Inc.

MPT Operating Partnership, L.P.

MPT Finance Corporation

(Exact name of registrant issuer as specified in its charter)

See Table of Registrant Guarantors for information regarding additional Registrants

Maryland	6798	20-0191742
Delaware	6798	20-0242069
Delaware	6798	45-1537205
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1000 Urban Center Drive, Suite 501

Birmingham, Alabama 35242

(205) 969-3755

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Edward K. Aldag, Jr.

Chairman, President, Chief Executive Officer

Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

(205) 969-3755

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Yoel Kranz, Esq.

James P. Barri, Esq.

Goodwin Procter LLP

620 Eighth Avenue

New York, New York 10018

(212) 813-8800

Approximate date of commencement of the proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Medical Properties Trust, Inc.:

Large Accelerated filer	☒	Accelerated filer	☐	Non-accelerated filer	☐	Smaller reporting company	☐
(Do not check if a small reporting company)

MPT Operating Partnership, L.P.

MPT Finance Corporation

All Other Co-Registrants:

Large Accelerated filer	☐	Accelerated filer	☐	Non-accelerated filer	☒	Smaller reporting company	☐
(Do not check if a small reporting company)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered(1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Debt Securities
Guarantees(2)
Total:	(1)	$0(1)

(1)	An indeterminate amount of securities to be offered at indeterminate prices is being registered pursuant to this registration statement. The registrants are deferring payment of the registration fee pursuant to Rule 456(b) and is omitting this information in reliance on Rule 456(b) and Rule 457(r).
(2)	In accordance with Rule 457(n), no separate fee is payable with respect to the Guarantees.

PROSPECTUS

MPT OPERATING PARTNERSHIP, L.P.

MPT FINANCE CORPORATION

Debt Securities

Guarantees

MPT Operating Partnership, L.P. (“MPT Operating Partnership”) and MPT Finance Corporation (“MPT Finance Corp.”) may from time to time offer to sell their debt securities, which may be fully and unconditionally guaranteed by Medical Properties Trust, Inc. (“Medical Properties”), the sole member of MPT Operating Partnership’s sole general partner, and/or one or more of the additional registrants, each of which is a direct or indirect wholly-owned subsidiary of MPT Operating Partnership.

We will provide specific terms of any offering of these debt securities and any related guarantees, together with the terms of the offering, the public offering price and our net proceeds from the sale thereof, in supplements to this prospectus. You should read this prospectus and any prospectus supplement, as well as the documents incorporated by reference in this prospectus and any prospectus supplement, carefully before you invest.

Investing in our securities involves risks. See “Risk Factors” in the applicable prospectus supplement and in the most recent combined Annual Report of Medical Properties and MPT Operating Partnership on Form 10-K, along with the disclosure related to the risk factors contained in subsequent quarterly reports on Form 10-Q, as updated by subsequent filings with the Securities and Exchange Commission, to the extent incorporated by reference herein.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is August 9, 2013

TABLE OF CO-REGISTRANTS

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Medical Properties Trust, LLC	Delaware	6798	34-1985135
MPT of Victorville, LLC	Delaware	6798	20-2486521
MPT of Bucks County, LLC	Delaware	6798	20-2486602
MPT of Bloomington, LLC	Delaware	6798	20-2603301
MPT of Covington, LLC	Delaware	6798	20-2953603
MPT of Denham Springs, LLC	Delaware	6798	20-2953661
MPT of Redding, LLC	Delaware	6798	20-3072918
MPT of Chino, LLC	Delaware	6798	20-3363654
MPT of Dallas LTACH, LLC	Delaware	6798	20-4805632
MPT of Portland, LLC	Delaware	6798	20-5337217
MPT of Warm Springs, LLC	Delaware	6798	20-5714589
MPT of Victoria, LLC	Delaware	6798	20-5714694
MPT of Luling, LLC	Delaware	6798	20-5714787
MPT of West Anaheim, LLC	Delaware	6798	20-5714896
MPT of La Palma, LLC	Delaware	6798	20-5714958
MPT of Paradise Valley, LLC	Delaware	6798	20-8798603
MPT of Southern California, LLC	Delaware	6798	20-8963938
MPT of Twelve Oaks, LLC	Delaware	6798	26-0559922
MPT of Shasta, LLC	Delaware	6798	26-0559841
MPT of Webster, LLC	Delaware	6798	26-2453275
MPT of Bossier City, LLC	Delaware	6798	26-2520505
MPT of West Valley City, LLC	Delaware	6798	26-2512723
MPT of Idaho Falls, LLC	Delaware	6798	26-2518223
MPT of Poplar Bluff, LLC	Delaware	6798	26-2518397
MPT of Bennettsville, LLC	Delaware	6798	26-2518359
MPT of Detroit, LLC	Delaware	6798	26-2496457
MPT of Bristol, LLC	Delaware	6798	26-2394024
MPT of Newington, LLC	Delaware	6798	26-2394093
MPT of Enfield, LLC	Delaware	6798	26-2394158
MPT of Petersburg, LLC	Delaware	6798	26-2518270
MPT of Garden Grove Hospital, LLC	Delaware	6798	26-3002663
MPT of Garden Grove MOB, LLC	Delaware	6798	26-3002759
MPT of San Dimas Hospital, LLC	Delaware	6798	26-3002414
MPT of San Dimas MOB, LLC	Delaware	6798	26-3002527
MPT of Cheraw, LLC	Delaware	6798	26-2518316
MPT of Ft. Lauderdale, LLC	Delaware	6798	26-2399919
MPT of Providence, LLC	Delaware	6798	26-2825405
MPT of Springfield, LLC	Delaware	6798	26-2825629
MPT of Warwick, LLC	Delaware	6798	26-2825704
MPT of Mountain View, LLC	Delaware	6798	45-3419885
MPT of Richardson, LLC	Delaware	6798	27-2553353
MPT of Round Rock, LLC	Delaware	6798	27-2553469
MPT of Shenandoah, LLC	Delaware	6798	27-2553198
MPT of Hillsboro, LLC	Delaware	6798	27-3001181
MPT of Florence, LLC	Delaware	6798	27-3737512
MPT of Clear Lake, LLC	Delaware	6798	27-4433434
MPT of Tomball, LLC	Delaware	6798	27-4242856
MPT of Gilbert, LLC	Delaware	6798	27-4433943

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
MPT of Corinth, LLC	Delaware	6798	27-3857789
MPT of Bayonne, LLC	Delaware	6798	27-4434500
MPT of Alvarado, LLC	Delaware	6798	45-0639984
MPT of Bucks County, L.P.	Delaware	6798	20-2486672
MPT of Dallas LTACH, L.P.	Delaware	6798	20-4805835
MPT of Warm Springs, L.P.	Delaware	6798	20-5714648
MPT of Victoria, L.P.	Delaware	6798	20-5714747
MPT of Luling, L.P.	Delaware	6798	20-5714819
MPT of West Anaheim, L.P.	Delaware	6798	20-5714924
MPT of La Palma, L.P.	Delaware	6798	20-5714994
MPT of Paradise Valley, L.P.	Delaware	6798	20-8798655
MPT of Southern California, L.P.	Delaware	6798	20-8963986
MPT of Twelve Oaks, L.P.	Delaware	6798	26-0560020
MPT of Shasta, L.P.	Delaware	6798	26-0559876
MPT of Garden Grove Hospital, L.P.	Delaware	6798	26-3002710
MPT of Garden Grove MOB, L.P.	Delaware	6798	26-3002799
MPT of San Dimas Hospital, L.P.	Delaware	6798	26-3002474
MPT of San Dimas MOB, L.P.	Delaware	6798	26-3002622
MPT of Richardson, L.P.	Delaware	6798	27-2553826
MPT of Round Rock, L.P.	Delaware	6798	27-2553630
MPT of Shenandoah, L.P.	Delaware	6798	27-2554012
MPT of Hillsboro, L.P.	Delaware	6798	27-3046180
MPT of Clear Lake, L.P.	Delaware	6798	27-4433581
MPT of Tomball, L.P.	Delaware	6798	27-4242973
MPT of Corinth, L.P.	Delaware	6798	27-3857881
MPT of Alvarado, L.P.	Delaware	6798	45-0640615
MPT of Desoto, L.P.	Delaware	6798	45-0617227
MPT of Desoto, LLC	Delaware	6798	45-0616535
MPT of Hoboken Hospital, LLC	Delaware	6798	45-1798392
MPT of Hoboken Real Estate, LLC	Delaware	6798	45-1800960
MPT of Hausman, LLC	Delaware	6798	38-3854534
MPT of Overlook Parkway, LLC	Delaware	6798	80-0763884
MPT of New Braunfels, LLC	Delaware	6798	45-3456004
MPT of Westover Hills, LLC	Delaware	6798	90-0770521
MPT of Wichita, LLC	Delaware	6798	26-2405993
Wichita Health Associates Limited Partnership	Delaware	6798	95-4301648
MPT of Billings, LLC	Delaware	6798	90-0799457
MPT of Boise, LLC	Delaware	6798	90-0802635
MPT of Brownsville, LLC	Delaware	6798	37-1690147
MPT of Casper, LLC	Delaware	6798	35-2439288
MPT of Comal County, LLC	Delaware	6798	61-1677267
MPT of Greenwood, LLC	Delaware	6798	80-0789098
MPT of Johnstown, LLC	Delaware	6798	36-4726551
MPT of Laredo, LLC	Delaware	6798	35-2439147
MPT of Las Cruces, LLC	Delaware	6798	90-0801223
MPT of Mesquite, LLC	Delaware	6798	36-4726653
MPT of Post Falls, LLC	Delaware	6798	90-0800039

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
MPT of Prescott Valley, LLC	Delaware	6798	61-1677424
MPT of Provo, LLC	Delaware	6798	80-0790409
MPT of North Cypress, LLC	Delaware	6798	20-2954044
MPT of North Cypress, L.P.	Delaware	6798	20-2954157
MPT of Lafayette, LLC	Delaware	6798	90-0845294
MPT of Inglewood, LLC	Delaware	6798	61-1693835
MPT of Inglewood, L.P.	Delaware	6798	80-0864506
MPT of Reno, LLC	Delaware	6798	80-0846742
MPT of Roxborough, LLC	Delaware	6798	35-2455283
MPT of Roxborough, L.P.	Delaware	6798	46-1005952
MPT of Altoona, LLC	Delaware	6798	35-2453219
MPT of Hammond, LLC	Delaware	6798	90-0903911
MPT of Spartanburg, LLC	Delaware	6798	37-1696856
MPT of Wyandotte County, LLC	Delaware	6798	90-0999918
MPT of Leavenworth, LLC	Delaware	6798	80-0937399
MPT of Corpus Christi	Delaware	6798	36-4766658

(1)	The address and phone number of each Registrant Guarantor is as follows:

c/o Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

(205) 969-3755

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) utilizing a “shelf” registration process. Under this shelf process, we may sell any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement together with additional information described under the heading “Where You Can Find More Information.”

We have filed or incorporated by reference exhibits to the registration statement of which this prospectus forms a part. You should read the exhibits carefully for provisions that may be important to you.

Unless the context requires or otherwise indicates, references in this prospectus to “we,” “our,” “us” or “our company” refer to MPT Operating Partnership, L.P., a Delaware limited partnership, and its consolidated subsidiaries, including MPT Finance Corporation, together with Medical Properties Trust, LLC, a Delaware limited liability company and MPT Operating Partnership, L.P.’s sole general partner, and Medical Properties Trust, Inc., a Maryland corporation and the sole equity owner of Medical Properties Trust, LLC. Unless the context requires or otherwise indicates, references to “Medical Properties” refer to Medical Properties Trust, Inc. and references to “MPT Operating Partnership” refer to MPT Operating Partnership, L.P.

NOTICE TO NEW HAMPSHIRE RESIDENTS ONLY

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA”) WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

ABOUT MEDICAL PROPERTIES AND MPT OPERATING PARTNERSHIP

Medical Properties is a self-advised real estate investment trust, or a REIT, focused on investing in and owning net-leased healthcare facilities. Medical Properties has operated as a REIT since April 6, 2004. Medical Properties was incorporated under Maryland law on August 27, 2003, and MPT Operating Partnership was formed under Delaware law on September 10, 2003. We conduct substantially all of our business through MPT Operating Partnership. We acquire and develop healthcare facilities and lease the facilities to healthcare operating companies under long-term net leases, which require the tenant to bear most of the costs associated with the property. We also make mortgage loans to healthcare operators collateralized by their real estate assets. In addition, we selectively make loans to certain of our operators through our taxable REIT subsidiaries, the proceeds of which are typically used for acquisition and working capital purposes. Finally, from time to time, we acquire a profits or other equity interest in our tenants that gives us a right to share in such tenant’s profits and losses.

Our principal executive offices are located at 1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242. Our telephone number is (205) 969-3755. Our Internet address is www.medicalpropertiestrust.com. The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of, this prospectus or any other report or document we file with or furnish to the SEC.

Additional information about MPT Operating Partnership, including its summary historical consolidated financial data as of March 31, 2013 and for the three months ended March 31, 2013 and 2012, and related “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, is included as an exhibit to the registration statement of which this prospectus forms a part and is herein incorporated by reference.

ABOUT MPT FINANCE CORP.

MPT Finance Corp. is a wholly-owned subsidiary of MPT Operating Partnership. MPT Finance Corp. has no assets and does not and will not conduct any operations or have any employees. It was formed for the sole purpose of acting as an issuer or co-issuer of debt securities that MPT Operating Partnership may issue from time to time solely to allow certain institutional investors that might otherwise not be able to invest in our securities, either because MPT Operating Partnership is a limited partnership, or by reason of the legal investment laws of their states of organization or their charters, to invest in our debt securities.

RISK FACTORS

You should consider carefully all of the information set forth herein and in any accompanying prospectus supplement and the documents incorporated by reference herein and therein, unless expressly provided otherwise, and, in particular, the risk factors described in the combined Annual Report of Medical Properties and MPT Operating Partnership on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC and incorporated by reference in this prospectus and in any future filings with the SEC that are incorporated by reference in this prospectus. The risks described in the documents incorporated by reference herein are not the only ones we face, but are considered to be the most material. There may be other unknown or unpredictable economic, business, competitive, regulatory or other factors that could have material adverse effects on our future results. Past financial performance may not be a reliable indicator of future performance and historical trends should not be used to anticipate results or trends in future periods.

RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth MPT Operating Partnership’s ratio of earnings to fixed charges:

	Years ended December 31,					Three months ended March 31,
	2008	2009	2010	2011	2012	2013
Ratio of earnings to fixed charges	1.21x	1.62x	1.09x	1.23x	2.23x	2.65x

MPT Operating Partnership’s ratios of earnings to fixed charges are computed by dividing earnings by fixed charges. “Earnings” is the amount resulting from adding together income (loss) from continuing operations, fixed charges, and amortization of capitalized interest and subtracting interest capitalized. “Fixed charges” is the amount resulting from adding together interest expensed and capitalized, amortized premiums, discounts and capitalized expenses related to indebtedness, and the interest portion of rent.

USE OF PROCEEDS

We will describe the use of proceeds with respect to a particular offering in the applicable prospectus supplement or other offering material, which may include, among other things, general business purposes, including repayment of debt, acquisitions, capital expenditures and working capital.

FORWARD-LOOKING STATEMENTS

We make forward-looking statements in this prospectus, including the documents incorporated by reference herein, that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. Statements regarding the following subjects, among others, are forward-looking by their nature:

•	our business strategy;

•	our projected operating results;

•	our ability to acquire or develop net-leased facilities;

•	availability of suitable facilities to acquire or develop;

•	our ability to enter into, and the terms of, our prospective leases and loans;

•	our ability to raise additional funds through offerings of debt and equity securities and/or property disposals;

•	our ability to obtain future financing arrangements;

•	estimates relating to, and our ability to pay, future distributions;

•	our ability to compete in the marketplace;

•	market trends;

•	lease rates and interest rates;

•	projected capital expenditures; and

•	the impact of technology on our facilities, operations and business.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to the notes, along with, among others, the following factors that could cause actual results to vary from our forward-looking statements:

•

factors referenced herein under the section captioned “Risk factors,” including those set forth in the combined Annual Report of Medical Properties and MPT Operating Partnership on Form 10-K for the year ended December 31, 2012;

•	national and local economic, business, real estate and other market conditions;

•	the competitive environment in which we operate;

•	the execution of our business plan;

•	financing risks;

•	acquisition and development risks;

•	potential environmental contingencies and other liabilities;

•	other factors affecting the real estate industry generally or the healthcare real estate industry in particular;

•	Medical Properties’ ability to maintain its status as a REIT for federal and state income tax purposes;

•	our ability to attract and retain qualified personnel;

•	federal and state healthcare regulatory requirements; and

•	national and local economic conditions, which may have a negative effect on the following, among other things:

•	the financial condition of our tenants, our lenders and institutions that hold our cash balances, which may expose us to increased risks of default by these parties;

•

our ability to obtain equity and debt financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and our future interest expense; and

•	the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis.

When we use the words “believe,” “expect,” “may,” “potential,” “anticipate,” “estimate,” “plan,” “will,” “could,” “intend” or similar expressions, we are identifying forward-looking statements. You should not place undue reliance on these forward-looking statements.

Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained in this prospectus to reflect future events or developments.

DESCRIPTION OF DEBT SECURITIES

This prospectus contains a summary of the securities that we may sell pursuant to this prospectus. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement contain the material terms of the securities being offered.

Description of certain debt securities and guarantees

General

MPT Operating Partnership, L.P. (“Opco”) may issue senior debt securities in one or more series, and MPT Finance Corporation (“Finco”) may be a co-issuer of one or more series of debt securities. Finco is a wholly-owned subsidiary of OpCo. Finco has no assets and does not and will not conduct any operations or have any employees. It was formed for the sole purpose of acting as an issuer or co-obligor of debt securities that OpCo may issue from time to time. When used in this section “Description of certain debt securities and guarantees,” the terms “we,” “us,” “our,” “Issuers” and “issuers” refer jointly to OpCo and Finco. The term “Parent” as used in this section refers only to Medical Properties Trust, Inc. and not to any of its subsidiaries.

If we offer debt securities, we will issue them under a base indenture, by and among the Issuers, the guarantors party thereto and Wilmington Trust, National Association, as trustee, which will be amended and supplemented by a supplemental indenture to create the form and terms of each series of debt securities that may be issued, offered and sold hereunder. The form of base indenture is filed as an exhibit to the registration statement of which this prospectus is a part, and any supplemental indenture will be filed as an exhibit to a Current Report on Form 8-K, which will be incorporated by reference herein, in connection with the issuance of any new series of debt securities offered and sold hereunder. We refer to the base indenture, as amended and supplemented by each supplemental indenture applicable to a series of debt securities issued thereunder and offered hereby, as an “indenture.” We urge you to read the base and relevant supplemental indenture because these documents, and not the summary below, will define your rights as a holder of debt securities. Capitalized terms used in the summary have the meanings specified in the indenture.

Specific terms of each series of debt securities in the prospectus supplement

A prospectus supplement and a supplemental indenture relating to any series of debt securities being offered will include specific terms relating to the offering. These terms will include some or all of the following:

•	whether Finco will be a co-issuer;

•	the guarantors of the debt securities, if any;

•	the title of the debt securities;

•	the total principal amount of the debt securities;

•	the assets, if any, that are pledged as security for the payment of the debt securities;

•

whether we will issue the debt securities in individual certificates to each holder in registered form, or in the form of temporary or permanent global securities held by a depository on behalf of holders;

•	the prices at which we will issue the debt securities;

•	the portion of the principal amount that will be payable if the maturity of the debt securities is accelerated;

•	the currency or currency unit in which the debt securities will be payable, if not U.S. dollars;

•	the dates on which the principal of the debt securities will be payable;

•	the interest rate that the debt securities will bear and the interest payment dates for the debt securities;

•	any optional redemption provisions;

•	any sinking fund or other provisions that would obligate us to repurchase or otherwise redeem the debt securities;

•	any changes to or additional events of default or covenants; and

•	any other terms of the debt securities.

We may offer and sell debt securities, including original issue discount debt securities, at a substantial discount below their principal amount. The prospectus supplement will describe special U.S. federal income tax and any other considerations applicable to those securities. In addition, the prospectus supplement may describe certain special U.S. federal income tax or other considerations applicable to any debt securities that are denominated in a currency other than U.S. dollars.

Guarantees

To the extent specified in the prospectus supplement respecting a series of debt securities, Parent and/or certain subsidiaries thereof specified in the prospectus supplement will guarantee to each holder and the Trustee, on a joint and several basis, the full and prompt payment of principal of, premium, if any, and interest on the debt securities of that series when and as the same become due and payable, whether at stated maturity, upon redemption or repurchase, by declaration of acceleration or otherwise. If a series of debt securities is guaranteed, such series may be guaranteed by Parent and by some or all of Parent’s subsidiaries. The prospectus supplement will identify the guarantors and describe any limitation on the maximum amount of any particular guarantee and the conditions under which guarantees may be released. The guarantees will be general obligations of the guarantors.

Consolidation, merger or asset sale

Unless otherwise specified in the prospectus supplement respecting a series of debt securities, each indenture will, in general, allow us to consolidate or merge with or into another entity. It will also allow each issuer to sell, lease, transfer or otherwise dispose of all or substantially all of its assets to another entity. If this happens, the remaining or acquiring entity must assume all of the issuer’s responsibilities and liabilities under the indenture including the payment of all amounts due on the debt securities and performance of the issuer’s covenants in the indenture.

No protection in the event of a change of control

Unless otherwise set forth in the prospectus supplement, the debt securities will not contain any provisions that protect the holders of the debt securities in the event of a change of control of us or in the event of a highly leveraged transaction, whether or not such transaction results in a change of control of us.

Modification of Indentures

Unless otherwise specified in the prospectus supplement respecting a series of debt securities, the following description will apply to modifications of indentures.

We may supplement or amend an indenture if the holders of a majority in aggregate principal amount of the outstanding debt securities of all series issued under the indenture affected by the supplement or amendment consent to it. Further, the holders of a majority in aggregate principal amount of the outstanding debt securities of any series may waive past defaults under the indenture and compliance by us with our covenants with respect to the debt securities of that series only. Those holders may not, however, waive any default in any payment on any debt security of that series or compliance with a provision that cannot be supplemented or amended without the consent of each holder affected. Without the consent of each outstanding debt security affected, no modification of the indenture or waiver may:

•	reduce the principal amount of debt securities whose holders must consent to an amendment, supplement or waiver;

•	reduce the principal of or change the fixed maturity of any debt security;

•

reduce or waive the premium payable upon redemption or alter or waive the provisions with respect to the redemption of the debt securities (except as may be permitted in the case of a particular series of debt securities);

•	reduce the rate of or change the time for payment of interest on any debt security;

•

waive a Default or an Event of Default in the payment of principal of or premium, if any, or interest on the debt securities (except a rescission of acceleration of the debt securities by the holders of at least a majority in aggregate principal amount of the debt securities and a waiver of the payment default that resulted from such acceleration);

•	except as otherwise permitted under the indenture, release any security that may have been granted with respect to the debt securities;

•	make any debt security payable in currency other than that stated in the debt securities;

•

make any change in the provisions of the indenture relating to waivers of past Defaults or the rights of holders of debt securities to receive payments of principal of or premium, if any, or interest on the debt securities;

•	waive a redemption payment with respect to any debt security (except as may be permitted in the case of a particular series of debt securities);

•

except as otherwise permitted in the indenture, release any guarantor from its obligations under its guarantee or the indenture or change any guarantee in any manner that would adversely affect the rights of holders; or

•	make any change in the preceding amendment, supplement and waiver provisions (except to increase any percentage set forth therein).

We may supplement or amend an indenture without the consent of any holders of the debt securities in certain circumstances, including:

•	to establish the form of terms of any series of debt securities;

•	to cure any ambiguity, defect or inconsistency;

•

to provide for the assumption of an issuer’s or guarantor’s obligations to holders of debt securities in the case of a merger or consolidation or disposition of all or substantially all of such issuer’s or guarantor’s assets;

•	to add or release guarantors pursuant to the terms of the indenture;

•

to make any changes that would provide any additional rights or benefits to the holders of debt securities or that do not, taken as a whole, adversely affect the rights under the indenture of any holder of debt securities;

•	to evidence or provide for the acceptance of appointment under the indenture of a successor Trustee;

•	to add any additional Events of Default; or

•	to secure the debt securities and/or the guarantees.

Events of Default and remedies

Unless otherwise specified in the prospectus supplement respecting a series of debt securities, the following description will apply to Events of Default and remedies under an indenture.

An “Event of Default,” when used in an indenture, will mean any of the following with respect to the debt securities of any series:

•	failure to pay when due the principal of or any premium on any debt security of that series;

•	failure to pay, within 60 days of the due date, interest on any debt security of that series;

•	failure to pay when due any sinking fund payment with respect to any debt securities of that series;

•	failure on the part of the issuers to comply with the covenant described under “—Consolidation, Merger or Asset Sale”;

•	failure to perform any other covenant in the indenture that continues for 30 days after written notice is given to the issuers;

•	certain events of bankruptcy, insolvency or reorganization of an issuer; or

•	any other Event of Default provided under the terms of the debt securities of that series.

An Event of Default for a particular series of debt securities will not necessarily constitute an Event of Default for any other series of debt securities issued under an indenture. The Trustee may withhold notice to the holders of debt securities of any default (except in the payment of principal, premium, if any, or interest) if it considers such withholding of notice to be in the best interests of the holders.

If an Event of Default for any series of debt securities occurs and continues, the Trustee or the holders of at least 25% in aggregate principal amount of the debt securities of the series may declare the entire principal of, and accrued interest on, all the debt securities of that series to be due and payable immediately. If this happens, subject to certain conditions, the holders of a majority in the aggregate principal amount of the debt securities of that series can rescind the declaration.

Other than its duties in case of a default, a Trustee is not obligated to exercise any of its rights or powers under either indenture at the request, order or direction of any holders, unless the holders offer the Trustee reasonable security or indemnity. If they provide this reasonable security or indemnification, the holders of a majority in aggregate principal amount of any series of debt securities may direct the time, method and place of conducting any proceeding or any remedy available to the Trustee, or exercising any power conferred upon the Trustee, for that series of debt securities.

No limit on amount of debt securities

The indenture will not limit the amount of debt securities that we may issue, unless we indicate otherwise in a prospectus supplement.

Registration of notes

We will issue debt securities of a series only in registered form, without coupons, unless otherwise indicated in the prospectus supplement.

Minimum denominations

Unless the prospectus supplement states otherwise, the debt securities will be issued only in principal amounts of $1,000 each or integral multiples of $1,000.

No personal liability

The indenture provides that no recourse for the payment of the principal of, premium, if any, or interest on any of the debt securities Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the issuers or the guarantors in the indenture, or in any of the debt securities or guarantees or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director, employee or controlling person of the issuers or the guarantors or of any successor person thereof. Each holder, by accepting the debt securities, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the debt securities.

Payment and transfer

The Trustee will initially act as paying agent and registrar under the indenture. The issuers may change the paying agent or registrar without prior notice to the holders of debt securities, and the issuers or any of their subsidiaries may act as paying agent or registrar.

If a holder of debt securities has given wire transfer instructions to the issuers, the issuers will make all payments on the debt securities in accordance with those instructions. All other payments on the debt securities will be made at the corporate trust office of the Trustee, unless the issuers elect to make interest payments by check mailed to the holders at their addresses set forth in the debt security register.

Exchange, registration and transfer

Debt securities of any series will be exchangeable for other debt securities of the same series, the same total principal amount and the same terms but in different authorized denominations in accordance with the indenture. Holders may present debt securities for exchange or registration of transfer at the office of the registrar. The registrar will effect the transfer or exchange when it is satisfied with the documents of title and identity of the person making the request. We will not charge a service charge for any registration of transfer or exchange of the debt securities. We may, however, require the payment of any tax or other governmental charge payable for that registration.

We will not be required:

•

to issue, register the transfer of, or exchange debt securities of a series either during a period beginning 15 business days prior to the selection of debt securities of that series for redemption and ending on the close of business on the day of mailing of the relevant notice of redemption or repurchase, or between a record date and the next succeeding interest payment date; or

•	to register the transfer of or exchange any debt security called for redemption or repurchase, except the unredeemed portion of any debt security we are redeeming or repurchasing in part.

Satisfaction and discharge; defeasance

Unless otherwise specified in the prospectus supplement respecting a series of debt securities, the following description will apply to the satisfaction and discharge and defeasance of the debt securities.

The indenture will be discharged and will cease to be of further effect as to all outstanding debt securities of any series issued thereunder, when:

(a)	either

(1)	all outstanding debt securities of that series that have been authenticated (except lost, stolen or destroyed debt securities that have been replaced or paid and debt securities for whose payment money has theretofore been deposited in trust and thereafter repaid to us) have been delivered to the Trustee for cancellation; or

(2)	all outstanding debt securities of that series that have not been delivered to the Trustee for cancellation have become due and payable by reason of the giving of a notice of redemption or otherwise or will become due and payable at their stated maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee and in any case we have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust cash in U.S. dollars, non-callable U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness of such debt securities not delivered to the Trustee for cancellation, for principal, premium, if any, and accrued interest to the date of such deposit (in the case of debt securities that have been due and payable) or the stated maturity or redemption date;

(b)	we have paid or caused to be paid all other sums payable by us under the indenture; and

(c)	we have delivered an officer’s certificate and an opinion of counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

The debt securities of a particular series will be subject to legal or covenant defeasance to the extent, and upon the terms and conditions, set forth in the prospectus supplement.

Concerning the trustee

The indenture provides that, except during the continuance of a Default, the trustee will not be liable, except for the performance of such duties as are specifically set forth in the indenture. If an Event of Default has occurred and is continuing, the trustee will use the same degree of care and skill in its exercise of the rights and powers vested in it under the indenture as a prudent person would exercise under the circumstances in the conduct of such person’s own affairs.

The indenture and provisions of the Trust Indenture Act of 1939 incorporated by reference into the indenture contain limitations on the rights of the trustee, should it become a creditor of an Issuer, to obtain payment of claims in certain cases or to realize on certain property received by it in respect of any such claims, as security or otherwise. The trustee is permitted to engage in other transactions; provided, however, that if it acquires any conflicting interest, it must eliminate such conflict or resign.

Governing law

The indenture and all of the debt securities and guarantees will be governed by the laws of the State of New York.

Description of 2012 notes issued under the 2012 Indenture

The following is a summary of certain provisions of the 2012 Indenture governing the notes (the “2012 Notes”), dated February 17, 2012, by among MPT Operating Partnership, L.P. (“Opco”), MPT Finance Corporation (“Finco”), Medical Properties Trust, Inc., the Parent guarantor, the subsidiary guarantors listed on the signature pages thereto and Wilmington Trust, National Association, as trustee (as amended, the “2012 Indenture”). It does not restate that agreement, and we urge you to read the 2012 Indenture in its entirety, which is included as an exhibit to this registration statement, because it, and not this description, defines your rights as a holder of the 2012 Notes. If additional 2012 Notes are issued on a registered basis a description of the material terms of the 2012 Indenture will be included in the related prospectus supplement.

You can find the definitions of certain capitalized terms used in this description in the 2012 Indenture. The term “Issuers” as used in this section refers only to Opco and Finco and not to any of their subsidiaries and the term “Parent” as used in this section refers only to Medical Properties Trust, Inc. and not to any of its subsidiaries.

General

The Issuers issued $200.0 million in aggregate principal amount of the 2012 Notes on February 17, 2012. The 2012 Notes are unsecured senior obligations of the Issuers and will mature on February 15, 2022. The 2012 Notes will initially bear interest at a rate of 6.375% per annum, payable semiannually to holders of record at the close of business on the February 1 or the August 1 immediately preceding the interest payment date on February 15 and August 15 of each year.

Principal of, premium, if any, and interest on the 2012 Notes will be payable, and the 2012 Notes may be exchanged or transferred, in accordance with the terms of the 2012 Indenture.

Subject to compliance with certain covenants in the 2012 Indenture, the Issuers are entitled to issue additional 2012 Notes under the 2012 Indenture. The 2012 Notes and any additional 2012 Notes subsequently issued under the 2012 Indenture will be treated as a single class for all purposes under the 2012 Indenture, including waivers, amendments, redemptions and offers to purchase. Additional 2012 Notes will not necessarily be fungible with other 2012 Notes issued under the 2012 Indenture for U.S. federal income tax purposes.

Optional redemption

Prior to February 15, 2017, the Issuers are entitled at their option to redeem all or any portion of the 2012 Notes at a redemption price equal to 100% of the principal amount of such 2012 Notes plus the Applicable Premium as of, and any accrued and unpaid interest to, but not including, the redemption date (subject to the right of each holder on the relevant record date to receive interest due on the relevant interest payment date).

On or after February 15, 2017, the Issuers may redeem the 2012 Notes in whole or from time to time in part, at the redemption prices (expressed as percentages of the principal amount thereof) set forth in the 2012 Indenture, plus accrued and unpaid interest thereon to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

In addition, at any time prior to February 15, 2015, the Issuers may redeem, on any one or more occasions, with all or a portion of the net cash proceeds of one or more Equity Offerings (within 60 days of the consummation of any such Equity Offering), up to 35% of the aggregate principal amount of the 2012 Notes at a redemption price (expressed as a percentage of the aggregate principal amount of the 2012 Notes so redeemed) equal to 106.375% plus accrued and unpaid interest to but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the original aggregate principal amount of the 2012 Notes must remain outstanding immediately after each such redemption.

Certain covenants

Suspension of covenants

During a Suspension Period, the Parent, Issuers and the Restricted Subsidiaries will not be subject to the following corresponding provisions of the 2012 Indenture (each a “Suspended Covenant”):

•	“—Covenants—Limitation on Restricted Payments”;

•	“—Covenants—Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries”;

•	“—Covenants—Future Guarantees by Restricted Subsidiaries”;

•	“—Covenants—Limitation on Transactions with Affiliates”;

•	“—Covenants—Limitation on Asset Sales”; and

•	Clause (3) of “—Covenants—Consolidation, Merger and Sale of Assets.”

All other provisions of the 2012 Indenture will apply at all times during any Suspension Period so long as any 2012 Notes remain outstanding thereunder; provided that the Interest Coverage Ratio that will be applicable under clause (3) of “—Covenants—Limitation on Indebtedness” will be 1.5 to 1.0 during any Suspension Period.

Limitation on Indebtedness

(1)	The Issuers will not and will not permit any of the Restricted Subsidiaries to Incur any Indebtedness (including Acquired Indebtedness) if, immediately after giving effect to the Incurrence of such additional Indebtedness and the receipt and application of the proceeds therefrom, the aggregate principal amount of all outstanding Indebtedness of the Issuers and the Restricted Subsidiaries on a consolidated basis would be greater than 60% of their Adjusted Total Assets.

(2)	The Issuers will not, and will not permit any of the Restricted Subsidiaries to, Incur any Secured Indebtedness (including Acquired Indebtedness) if, immediately after giving effect to the Incurrence of such additional Secured Indebtedness and the receipt and application of the proceeds therefrom, the aggregate principal amount of all outstanding Secured Indebtedness of the Issuers and the Restricted Subsidiaries on a consolidated basis would be greater than 40% of their Adjusted Total Assets.

(3)	The Issuers will not, and will not permit any of the Restricted Subsidiaries to Incur any Indebtedness (including Acquired Indebtedness); provided, however, that the Issuers or any of the Restricted Subsidiaries may Incur Indebtedness (including Acquired Indebtedness) if, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Interest Coverage Ratio of the Issuers and the Restricted Subsidiaries on a consolidated basis would be at least 2.0 to 1.0; provided that the amount of Indebtedness (including Acquired Indebtedness) that may be Incurred by Restricted Subsidiaries that are not Guarantors shall not exceed in the aggregate 5% of Adjusted Total Assets of the Issuers and the Restricted Subsidiaries.

(4)	Notwithstanding paragraph (1), (2) or (3) above, the Issuers or any of the Restricted Subsidiaries (except as specified below) may Incur a significant amount of additional Indebtedness pursuant to clauses (1) through (15) of Section 4.08(d) of the 2012 Indenture.

Maintenance of Total Unencumbered Assets

The Issuers and their Restricted Subsidiaries are required to maintain Total Unencumbered Assets of not less than 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Issuers and their Restricted Subsidiaries on a consolidated basis in accordance with GAAP.

Limitation on Restricted Payments

Opco will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

(1)	declare or pay any dividend or make any distribution on or with respect to Capital Stock of Opco or any Restricted Subsidiary held by Persons other than Opco or any of its Restricted Subsidiaries, other than (i) dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to acquire shares of such Capital Stock and (ii) pro rata dividends or other distributions made by a Restricted Subsidiary of Opco that is not Wholly Owned to minority stockholders (or owners of equivalent interests in the event such Subsidiary is not a corporation);

(2)	purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock (including options, warrants or other rights to acquire such shares of Capital Stock) of Opco or any of its direct or indirect parent entities held by any Person (other than a Restricted Subsidiary);

(3)	make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, or give any irrevocable notice of redemption of Subordinated Indebtedness of the Issuers or any Subsidiary Guarantor, in each case excluding (i) any intercompany Indebtedness between or among the Parent, the Issuers or any of the Subsidiary Guarantors; (ii) the payment, purchase, redemption, defeasance, acquisition or retirement (collectively, a “purchase”) of Subordinated Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such payment, purchase, redemption, defeasance, acquisition or retirement and (iii) the giving of an irrevocable notice of redemption with respect to a transaction described in clauses (3) or (5) of Section 4.09(b) of the 2012 Indenture; or

(4)	make an Investment, other than a Permitted Investment, in any Person

(such payments or any other actions described in clauses (1) through (4) above being collectively “Restricted Payments”) if, at the time of, and after giving effect to, the proposed Restricted Payment:

(A)	a Default or Event of Default shall have occurred and be continuing,

(B)	the Issuers could not Incur at least $1.00 of Indebtedness under paragraphs (1) and (3) of the “Limitation on Indebtedness” covenant, or

(C)	the aggregate amount of all Restricted Payments (the amount, if other than in cash, to be determined in good faith by the Board of Directors of the Issuers, whose determination shall be conclusive and evidenced by a Board Resolution) made after the April Issue Date shall exceed the sum of, without duplication:

(i)	95% of the aggregate amount of the Funds From Operations (or, if the Funds From Operations is a loss, minus 100% of the amount of such loss) accrued on a cumulative basis during the period (taken as one accounting period) beginning April 1, 2011 and ending on the last day of the last fiscal quarter preceding the Transaction Date for which reports have been filed with the SEC or provided to the trustee pursuant to the “SEC Reports and Reports to holders” covenant, plus

(ii)	100% of the aggregate Net Cash Proceeds received by the Issuers after the April Issue Date from (x) the issuance and sale of Opco’s Capital Stock (other than Disqualified Stock) or (y) the issuance and sale of Parent’s Capital Stock (to the extent contributed to Opco as Capital Stock (other than Disqualified Stock)) to a Person who is not a Subsidiary of the Parent, including from an issuance or sale permitted by the 2012 Indenture of Indebtedness of the Issuers or any of its Restricted Subsidiaries for cash subsequent to the April Issue Date upon the conversion of such Indebtedness into Capital Stock (other than Disqualified Stock) of Opco or Parent, or from the issuance to a Person who is not a Subsidiary of the Parent of any options, warrants or other rights to acquire Capital Stock of Opco or Parent (in each case, exclusive of any Disqualified Stock or any options, warrants or other rights that are redeemable at the option of the holder for cash or Indebtedness, or are required to be redeemed, prior to the Stated Maturity of the 2012 Notes), plus

(iii)	100% of (x) the aggregate net cash proceeds and (y) the fair market value of other property, in any such case, received by means of the sale or other disposition (other than to the Issuers or a Restricted Subsidiary) of Restricted Investments made by the Issuers or a Restricted Subsidiary and repurchases and redemptions of such Restricted Investments from the Issuers or a Restricted Subsidiary (other than by the Issuers or a Restricted Subsidiary) and repayments of loans or advances that constitute Restricted Investments made by the Issuers or a Restricted Subsidiary, in each case after the April Issue Date (except, in each case, to the extent any such payment or proceeds are included in the calculation of Funds From Operations), plus

(iv)	in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary or the merger, amalgamation or consolidation of an Unrestricted Subsidiary into one of the Issuers or a Restricted Subsidiary or the transfer of all or substantially all of the assets of an Unrestricted Subsidiary to one of the Issuers or a Restricted Subsidiary after the April Issue Date, the fair market value, as determined in good faith by the Issuers or if such fair market value may exceed $50.0 million, in writing by a nationally recognized investment banking, appraisal or accounting firm, of the Investment in such Unrestricted Subsidiary or the assets transferred at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary or at the time of such merger, amalgamation, consolidation or transfer of assets (other than to the extent the Investment in such Unrestricted Subsidiary constituted a Permitted Investment), plus

(v)

the fair market value of non-cash tangible assets or Capital Stock acquired in exchange for an issuance of Capital Stock (other than Disqualified Stock or Capital Stock issued in exchange for Capital Stock of the Issuers or Parent utilized pursuant to clauses (3) or (4) of the succeeding paragraph) of Opco or, to the extent contributed to Opco or one or more Restricted Subsidiaries, the Parent, in each case, subsequent to the April Issue Date

(including upon conversion or exchange of the Common Units for Capital Stock of the Parent, in which case the fair market value shall equal the fair market value received upon issuance of such Common Units), plus

(vi)	without duplication, in the event the Issuers or any Restricted Subsidiary makes any Investment in a Person that, as a result of or in connection with such Investment, becomes a Restricted Subsidiary, an amount not to exceed the amount of Investments previously made by the Issuers and the Restricted Subsidiaries in such Person that was treated as a Restricted Payment.

Notwithstanding the foregoing, the limitations on Restricted Payments described above shall not apply to the transactions described in Section 4.09(b) of the 2012 Indenture.

Limitation on dividend and other payment restrictions affecting Restricted Subsidiaries

Subject to the exceptions described in Section 4.13(b) of the 2012 Indenture, the Issuers will not, and will not permit any Restricted Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Restricted Subsidiary to:

(A)	pay dividends or make any other distributions permitted by applicable law on any Capital Stock of such Restricted Subsidiary owned by an Issuer or any of its Restricted Subsidiaries,

(B)	pay any Indebtedness owed to an Issuer or any other Restricted Subsidiary,

(C)	make loans or advances to an Issuer or any other Restricted Subsidiary, or

(D)	transfer its property or assets to an Issuer or any other Restricted Subsidiary.

Future guarantees by Restricted Subsidiaries

The Issuers will cause each Restricted Subsidiary that is not a Guarantor that borrows under or Guarantees the Credit Agreement on the Issue Date, and any domestic Restricted Subsidiary that is not a Guarantor that borrows under or Guarantees the Credit Agreement or any other capital markets Indebtedness thereafter, to, within 30 days thereof, execute and deliver to the trustee a supplemental 2012 Indenture pursuant to which such Restricted Subsidiary will unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest in respect of the 2012 Notes on a senior basis and all other obligations under the 2012 Indenture.

Limitation on transactions with Affiliates

Subject to the exceptions described in Section 4.12(b) of the 2012 Indenture, the Issuers will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, enter into, renew or extend any transaction (including the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any holder (or any Affiliate of such holder) of 10% or more of any class of Capital Stock of the Parent or with any Affiliate of the Parent, an Issuer or any Restricted Subsidiary, in each case involving consideration in excess of $5 million, except upon terms that are not materially less favorable to the Issuers or such Restricted Subsidiary than could be obtained, at the time of such transaction or, if such transaction is pursuant to a written agreement, at the time of the execution of the agreement providing therefor, in a comparable arm’s length transaction with a Person that is not such a holder or an Affiliate.

Limitation on Asset Sales

The Issuers will not, and will not permit any of their Restricted Subsidiaries to, consummate any Asset Sale, unless:

(1)	the consideration received by the Issuers or such Restricted Subsidiary is at least equal to the fair market value of the assets sold or disposed of; and

(2)	at least 75% of the consideration received consists of cash (including “cash” as defined in Section 4.11(b) of the 2012 Indenture), Temporary Cash Investments or Replacement Assets, or a combination of cash, Temporary Cash Investments or Replacement Assets; provided, however, with respect to the sale of one or more properties that up to 75% of the consideration may consist of indebtedness of the purchaser of such properties so long as such Indebtedness is secured by a first priority Lien on the property or properties sold.

Within 365 days after the receipt of any Net Cash Proceeds from an Asset Sale, the Issuers or any such Restricted Subsidiary may apply such Net Cash Proceeds as described in Section 4.11(c) of the 2012 Indenture.

When the aggregate amount of Excess Proceeds exceeds $20.0 million, the Issuers are required to make an offer to all holders of the 2012 Notes and, if required by the terms of any Indebtedness that is Pari Passu Indebtedness, to the holders of such Pari Passu Indebtedness on a pro rata basis (an “Asset Sale Offer”), to purchase the maximum aggregate principal amount of the 2012 Notes and such Pari Passu Indebtedness that is in an amount equal to at least $2,000, that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100.0% of the principal amount thereof (or accreted value thereof, if less), plus accrued and unpaid interest, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the 2012 Indenture.

Consolidation, merger and sale of assets

No Issuer will consolidate with or merge with or into, or sell, convey, transfer or otherwise dispose of all or substantially of it and its Restricted Subsidiaries’ (taken as a whole) property and assets (as an entirety or substantially an entirety in one transaction or a series of related transactions) to, any Person or permit any Person (other than a Restricted Subsidiary) to merge with or into it unless:

(1)	such Issuer shall be the continuing Person, or the Person (if other than such Issuer) formed by such consolidation or into which such Issuer is merged or that acquired such property and assets of such Issuer shall be a corporation, limited liability company, partnership (including a limited partnership) or trust organized and validly existing under the laws of the United States of America or any state or jurisdiction thereof and shall expressly assume, by a supplemental 2012 Indenture, executed and delivered to the trustee, all of the obligations of such Issuer with respect to the 2012 Notes and under the 2012 Indenture (provided that in the case of a limited liability company, partnership (including a limited partnership) or trust, there shall also be a corporation organized and validly existing under the laws of the United States of America or any state or jurisdiction thereof which shall expressly jointly with such limited liability company, partnership (including a limited partnership) or trust, assume, by a supplemental 2012 Indenture, executed and delivered to the trustee, all of the obligations of such Issuer with respect to the 2012 Notes and under the 2012 Indenture);

(2)	immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(3)	immediately after giving effect to such transaction and any related financing transactions as if the same had occurred at the beginning of the applicable Four-Quarter Period, on a pro forma basis the Issuers, or any Person becoming the successor obligor of the 2012 Notes, as the case may be, could Incur at least $1.00 of Indebtedness under paragraphs (1) and (3) of the “Limitation on Indebtedness” covenant; provided, however, that this clause (3) shall not apply to a consolidation or merger with or into a Wholly Owned Restricted Subsidiary; and

(4)

the Issuers deliver to the trustee an officer’s certificate (attaching the arithmetic computations to demonstrate compliance with clause (3) above) and an opinion of counsel, in each case stating that such consolidation, merger or transfer and such supplemental 2012 Indenture complies with this covenant and that all conditions precedent provided for herein relating to such transaction have been complied with and, with respect to the opinion of counsel, that the supplemental 2012 Indenture constitutes a valid and binding obligation enforceable against the Issuers, or the Person (if other than an

Issuer) formed by such consolidation or into which such Issuer is merged or that acquired all or substantially all of such Issuer’s and its Restricted Subsidiaries’ property and assets;

provided, however, that clause (3) above does not apply if, in the good faith determination of the Board of Directors of the Parent, whose determination shall be evidenced by a Board Resolution, the principal purpose of such transaction is to change the state of domicile of an Issuer; provided, further, however, that any such transaction shall not have as one of its purposes the evasion of the foregoing limitations.

The Issuers will not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey or transfer, in one transaction or a series of transactions, all or substantially all of its property and assets to any Person unless:

(1)	the resulting, surviving or transferee Person (if not such Subsidiary) shall be a Person organized and existing under the laws of the jurisdiction under which such Subsidiary was organized or under the laws of the United States of America, or any State thereof or the District of Columbia, and such Person shall expressly assume, by a supplemental 2012 Indenture, all the obligations of such Subsidiary Guarantor, if any, under the 2012 Notes or its Subsidiary Guarantee, as applicable; provided, however, that the foregoing requirement will not apply in the case of a Subsidiary Guarantor or all or substantially all of its property and assets (x) that has been disposed of in its entirety to another Person (other than to an Issuer or an Affiliate of an Issuer), whether through a merger, consolidation or sale of Capital Stock or assets or (y) that, as a result of the disposition of all or a portion of its Capital Stock, ceases to be a Subsidiary, so long as, in both cases, in connection therewith the Issuers provide an Officer’s Certificate to the trustee to the effect that the Issuers will comply with their obligations under the covenant described under “—Limitation on Asset Sales”;

(2)	immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and

(3)	the Issuers deliver to the trustee an officer’s certificate and an opinion of counsel, each stating that such consolidation, merger or transfer and such supplemental 2012 Indenture, if any, complies with the 2012 Indenture and, with respect to the opinion of counsel, that the supplemental 2012 Indenture constitutes a valid and binding obligation enforceable against the Issuers, the Subsidiary Guarantors, the Parent and the surviving Persons.

Notwithstanding the foregoing, any Subsidiary Guarantor may (i) merge with an Affiliate of an Issuer or an Affiliate or a Restricted Subsidiary or another Subsidiary Guarantor solely for the purpose of changing the state of domicile of the Subsidiary Guarantor, (ii) merge with or into or transfer all or part of its properties and assets to another Subsidiary Guarantor or the Issuers, or (iii) convert into a corporation, partnership, limited partnership, limited liability company or trust organized under the laws of the jurisdiction of organization of such Subsidiary Guarantor.

Repurchase of notes upon a Change of Control

If a Change of Control occurs, each holder of 2012 Notes will have the right to require the Issuers to purchase some or all (in principal amounts of $2,000 or an integral multiple of $1,000) of such holder’s 2012 Notes pursuant to the offer described in the 2012 Indenture (the “Change of Control Offer”). Any Change of Control Offer will include a cash offer price of 101% of the principal amount of any 2012 Notes purchased plus accrued and unpaid interest to the date of purchase.

Events of Default

Events of Default under the 2012 Indenture include the following:

(1)	default in the payment of principal of, or premium, if any, on any Note when they are due and payable at maturity, upon acceleration, redemption or otherwise;

(2)	default in the payment of interest on any Note when they are due and payable, and such default continues for a period of 30 days;

(3)	the Issuers or Restricted Subsidiaries do not comply with their obligations under “—Merger, Consolidation or Sale;”

(4)	the Issuers fail to make or consummate a Change of Control Offer following a Change of Control when required as described in the 2012 Indenture;

(5)	the Issuers or Restricted Subsidiaries default in the performance of or breach any other covenant or agreement of the Issuers or the Restricted Subsidiaries in the 2012 Indenture or under the 2012 Notes (other than a default specified in clause (1), (2), (3) or (4) above) and such default or breach continues for 60 consecutive days after written notice by the trustee or the holders of 25% or more in aggregate principal amount of the 2012 Notes;

(6)	there occurs with respect to any issue or issues of Indebtedness of an Issuer or any Significant Subsidiary having an outstanding principal amount of $45 million or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created,

(a)	an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration and/or

(b)	the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default;

(7)	any final and non-appealable judgment or order for the payment of money in excess of $45 million in the aggregate for all such final judgments or orders against all such Persons:

(a)	shall be rendered against an Issuer or any Significant Subsidiary and shall not be paid or discharged, and

(b)	there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $45 million during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

(8)	a court of competent jurisdiction enters a decree or order for:

(a)	relief in respect of an Issuer or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect,

(b)	appointment of a receiver, liquidator, assignee custodian, trustee, sequestrator or similar official of an Issuer or any Significant Subsidiary or for all or substantially all of the property and assets of an Issuer or any Significant Subsidiary, or

(c)	the winding up or liquidation of the affairs of an Issuer or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(9)	an Issuer or any Significant Subsidiary:

(a)	commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under such law,

(b)	consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of an Issuer or such Significant Subsidiary or for all or substantially all of the property and assets of an Issuer or such Significant Subsidiary, or

(c)	effects any general assignment for the benefit of its creditors.

If an Event of Default (other than an Event of Default specified in clause (8) or (9) above that occurs with respect to an Issuer) occurs and is continuing under the 2012 Indenture, the trustee or the holders of at least 25% in aggregate principal amount of the 2012 Notes then outstanding, by written notice to the Issuers (and to the trustee if such notice is given by the holders), may, and the trustee at the request of the holders of at least 25% in aggregate principal amount of the 2012 Notes then outstanding shall, declare the principal of, premium, if any, and accrued interest on the 2012 Notes to be immediately due and payable. Upon a declaration of acceleration, such principal of, premium, if any, and accrued interest shall be immediately due and payable. In the event of a declaration of acceleration because an Event of Default set forth in clause (6) above has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to clause (6) shall be remedied or cured by the relevant Issuer or Significant Subsidiary or waived by the holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto.

If an Event of Default specified in clause (8) or (9) above occurs with respect to an Issuer, the principal of, premium, if any, and accrued interest on the 2012 Notes then outstanding shall automatically become and be immediately due and payable without any declaration or other act on the part of the trustee or any holder.

Concerning the trustee

The 2012 Indenture provides that, except during the continuance of a Default, the trustee will not be liable, except for the performance of such duties as are specifically set forth in the 2012 Indenture. If an Event of Default has occurred and is continuing, the trustee will use the same degree of care and skill in its exercise of the rights and powers vested in it under the 2012 Indenture as a prudent person would exercise under the circumstances in the conduct of such person’s own affairs.

The 2012 Indenture and provisions of the Trust Indenture Act of 1939 incorporated by reference into the 2012 Indenture contain limitations on the rights of the trustee, should it become a creditor of an Issuer, to obtain payment of claims in certain cases or to realize on certain property received by it in respect of any such claims, as security or otherwise. The trustee is permitted to engage in other transactions; provided, however, that if it acquires any conflicting interest, it must eliminate such conflict or resign.

Forms of Securities

Each debt security will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of securities. Certificated securities in definitive form and global securities will be issued in registered form. Definitive securities name you or your nominee as the owner of the security, and in order to transfer or exchange these securities or to receive payments other than interest or other interim payments, you or your nominee must physically deliver the securities to the trustee, registrar, paying agent or other agent, as applicable. Global securities name a depositary or its nominee as the owner of the debt securities represented by these global securities. The depositary maintains a computerized system that will reflect each investor’s beneficial ownership of the securities through an account maintained by the investor with its broker/dealer, bank, trust company or other representative, as we explain more fully below.

Denominations, Registrations and Transfer

Unless an accompanying prospectus supplement states otherwise, debt securities will be represented by one or more global certificates registered in the name of a nominee for The Depository Trust Company (“DTC”). In such case, each holder’s beneficial interest in the global securities will be shown on the records of DTC and transfers of beneficial interests will only be effected through DTC’s records.

A holder of debt securities may only exchange a beneficial interest in a global security for certificated securities registered in the holder’s name if:

•

DTC notifies us that it is unwilling or unable to continue serving as the depositary for the relevant global securities or DTC ceases to maintain certain qualifications under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and no successor depositary has been appointed for 90 days; or

•	we determine, in our sole discretion, that the global security shall be exchangeable.

If debt securities are issued in certificated form, they will only be issued in the minimum denomination specified in the accompanying prospectus supplement and integral multiples of such denomination. Transfers and exchanges of such debt securities will only be permitted in such minimum denomination. Transfers of debt securities in certificated form may be registered at the trustee’s corporate office or at the offices of any paying agent appointed by us under the indenture. Exchanges of debt securities for an equal aggregate principal amount of debt securities in different denominations may also be made at such locations.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

TO COMPLY WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE ISSUER OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

This section summarizes the current material federal income tax consequences to Medical Properties, the Operating Partnership generally resulting from the treatment of Medical Properties as a REIT. Because this section is a general summary, it does not address all of the potential tax issues that may be relevant to you in light of your particular circumstances. Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C., or Baker Donelson, has acted as our counsel, has reviewed this summary, and is of the opinion that the discussion contained herein fairly summarizes the federal income tax consequences that are material to a holder of shares of our notes. The discussion does not address all aspects of taxation that may be relevant to particular securityholders in light of their personal investment or tax circumstances, or to certain types of securityholders that are subject to special treatment under the federal income tax laws, such as insurance companies, tax-exempt organizations, financial institutions or broker-dealers, and non-United States individuals and foreign corporations.

The statements in this section of the opinion of Baker Donelson, referred to as the Tax Opinion, are based on the current federal income tax laws governing qualification as a REIT. We cannot assure you that new laws, interpretations of law or court decisions, any of which may take effect retroactively, will not cause any statement in this section to be inaccurate. You should be aware that opinions of counsel are not binding on the Internal Revenue Service (“IRS”), and no assurance can be given that the IRS will not challenge the conclusions set forth in those opinions.

This section is not a substitute for careful tax planning, nor does it constitute tax advice. We urge you to consult your own tax advisors regarding the specific federal, state, local, foreign and other tax consequences to you, in the light of your own particular circumstances, of the purchase, ownership and disposition of shares of our common stock, our election to be taxed as a REIT and the effect of potential changes in applicable tax laws.

Taxation of Our Company

We were previously taxed as a subchapter S corporation. We revoked our subchapter S election on April 6, 2004 and we have elected to be taxed as a REIT under Sections 856 through 860 of the Code, commencing with our taxable year that began on April 6, 2004 and ended on December 31, 2004. In connection with this offering, our REIT counsel, Baker Donelson, has opined that, for federal income tax purposes, we are and have been organized in conformity with the requirements for qualification to be taxed as a REIT under the Code commencing with our initial short taxable year ended December 31, 2004, and that our current and proposed method of operations as described in this prospectus and as represented to our counsel by us satisfies currently, and will enable us to continue to satisfy in the future, the requirements for such qualification and taxation as a REIT under the Code for future taxable years. This opinion, however, is based on factual assumptions and representations made by us to Baker Donelson concerning our organization, our proposed ownership and operations, and other matters relating to our ability to qualify as a REIT, and is expressly conditioned upon the accuracy of such assumptions and representations.

We believe that our proposed future method of operation will enable us to continue to qualify as a REIT. However, no assurances can be given that our beliefs or expectations will be fulfilled, as such qualification and taxation as a REIT depends upon our ability to meet, for each taxable year, various tests imposed under the Code as discussed below. Those qualification tests involve the percentage of income that we earn from specified sources, the percentage of our assets that falls within specified categories, the diversity of our stock ownership, and the percentage of our earnings that we distribute. Baker Donelson will not review our compliance with those tests on a continuing basis. Accordingly, with respect to our current and future taxable years, no assurance can be given that the actual results of our operation will satisfy such requirements. For a discussion of the tax consequences of our failure to maintain our qualification as a REIT, see “—Requirements for Qualification—Failure to Qualify.”

The sections of the Code relating to qualification and operation as a REIT, and the federal income taxation of a REIT and its stockholders, are highly technical and complex. The following discussion sets forth only the material aspects of those sections. This summary is qualified in its entirety by the applicable Code provisions and the related rules and regulations.

We generally will not be subject to federal income tax on the taxable income that we currently distribute to our stockholders. The benefit of that tax treatment is that it avoids the “double taxation,” or taxation at both the corporate and stockholder levels, that generally results from owning stock in a corporation. However, we will be subject to federal tax in the following circumstances:

•

We are subject to the corporate federal income tax on taxable income, including net capital gain, that we do not distribute to stockholders during, or within a specified time period after, the calendar year in which the income is or allocate to stockholders.

•	We are subject to tax, at the highest corporate rate, on:

•	net gain from the sale or other disposition of property acquired through foreclosure (“foreclosure property”) that we hold primarily for sale to customers in the ordinary course of business, and

•	other non-qualifying income from foreclosure property.

•

We are subject to a 100% tax on net income from sales or other dispositions of property, other than foreclosure property, that we hold primarily for sale to customers in the ordinary course of business.

•

we fail to satisfy the 75% gross income test or the 95% gross income test, as described below under “—Requirements for Qualification—Gross Income Tests,” but nonetheless continue to qualify as a REIT because we meet other requirements, we will be subject to a 100% tax on:

•	the greater of (1) the amount by which we fail the 75% gross income test, or (2) the amount by which we fail the 95% gross income test multiplied by

•	a fraction intended to reflect our profitability.

•

If we fail to distribute during a calendar year at least the sum of: (1) 85% of our REIT ordinary income for the year, (2) 95% of our REIT capital gain net income for the year and (3) any undistributed taxable income from earlier periods, then we will be subject to a 4% excise tax on the excess of the required distribution over the amount we actually distributed.

•

If we fail to satisfy one or more requirements for REIT qualification during a taxable year beginning on or after January 1, 2005, other than a gross income test or an asset test, we will be required to pay a penalty of $50,000 for each such failure.

•

We may elect to retain and pay income tax on our net long-term capital gain. In that case, a United States stockholder would be taxed on its proportionate share of our undistributed long-term capital gain (to the extent that we make a timely designation of such gain to the stockholder) and would receive a credit or refund for its proportionate share of the tax we paid.

•	We may be subject to a 100% excise tax on certain transactions with a taxable REIT subsidiary that are not conducted at arm’s-length.

•

If we acquire any asset from a “C corporation” (that is, a corporation generally subject to the full corporate-level tax) in a transaction in which the basis of the asset in our hands is determined by reference to the basis of the asset in the hands of the C corporation, and we recognize gain on the disposition of the asset during the 10 year period beginning on the date that we acquired the asset, then the asset’s “built-in” gain will be subject to tax at the highest corporate rate.

Requirements for Qualification

To continue to qualify as a REIT, we must meet various (1) organizational requirements, (2) gross income tests, (3) asset tests, and (4) annual distribution requirements.

Organizational Requirements. A REIT is a corporation, trust or association that meets each of the following requirements:

(1)	it is managed by one or more trustees or directors;

(2) its beneficial ownership is evidenced by transferable stock, or by transferable certificates of beneficial interest;

(3) it would be taxable as a domestic corporation, but for its election to be taxed as a REIT under Sections 856 through 860 of the Code;

(4) it is neither a financial institution nor an insurance company subject to special provisions of the federal income tax laws;

(5) at least 100 persons are beneficial owners of its stock or ownership certificates (determined without reference to any rules of attribution);

(6) not more than 50% in value of its outstanding stock or ownership certificates is owned, directly or indirectly, by five or fewer individuals, which the federal income tax laws define to include certain entities, during the last half of any taxable year; and

(7) it elects to be a REIT, or has made such election for a previous taxable year, and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status.

We must meet requirements one through four during our entire taxable year and must meet requirement five during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. If we comply with all the requirements for ascertaining information concerning the ownership of our outstanding stock in a taxable year and have no reason to know that we violated requirement six, we will be deemed to have satisfied requirement six for that taxable year. We did not have to satisfy requirements five and six for our taxable year ending December 31, 2004. After the issuance of common stock pursuant to our April 2004 private placement, we had issued common stock with enough diversity of ownership to satisfy requirements five and six as set forth above. Our charter provides for restrictions regarding the ownership and transfer of our shares of common stock so that we should continue to satisfy these requirements. The provisions of our charter restricting the ownership and transfer of our shares of common stock are described in “Description of Capital Stock—Restrictions on Ownership and Transfer.”

For purposes of determining stock ownership under requirement six, an “individual” generally includes a supplemental unemployment compensation benefits plan, a private foundation, or a portion of a trust permanently set aside or used exclusively for charitable purposes. An “individual,” however, generally does not include a trust that is a qualified employee pension or profit sharing trust under the federal income tax laws, and beneficiaries of such a trust will be treated as holding our shares in proportion to their actuarial interests in the trust for purposes of requirement six.

A corporation that is a “qualified REIT subsidiary,” or QRS, is not treated as a corporation separate from its parent REIT. All assets, liabilities, and items of income, deduction and credit of a QRS are treated as assets, liabilities, and items of income, deduction and credit of the REIT. A QRS is a corporation other than a “taxable REIT subsidiary” as described below, all of the capital stock of which is owned by the REIT. Thus, in applying the requirements described herein, any QRS that we own will be ignored, and all assets, liabilities, and items of income, deduction and credit of such subsidiary will be treated as our assets, liabilities, and items of income, deduction and credit.

An unincorporated domestic entity with two or more owners that is eligible to elect its tax classification under Treasury Regulation Section 301.7701-3 but does not make such an election is generally treated as a partnership for federal income tax purposes. In the case of a REIT that is a partner in a partnership that has other partners, the REIT is treated as owning its proportionate share of the assets of the partnership and as earning its allocable share of the gross income of the partnership for purposes of the applicable REIT qualification tests. We will treat our operating partnership as a partnership for U.S. federal income tax purposes. Accordingly, our proportionate share of the assets, liabilities and items of income of the operating partnership and any other partnership, joint venture, or limited liability company that is treated as a partnership for federal income tax purposes in which we acquire an interest, directly or indirectly, is treated as our assets and gross income for purposes of applying the various REIT qualification requirements.

A REIT is permitted to own up to 100% of the stock of one or more “taxable REIT subsidiaries.” We have formed and made taxable REIT subsidiary elections with respect to MPT Development Services, Inc., a Delaware corporation formed in January 2004 (“MPT TRS”), MPT Covington TRS, Inc., a Delaware corporation formed in January 2010 and MPT Finance Corporation, Inc., a Delaware corporation formed in April 2011. We have also formed limited liability companies wholly-owned by MPT TRS which are disregarded entities for federal income tax purposes. A taxable REIT subsidiary is a fully taxable corporation that may earn income that would not be qualifying income if earned directly by the parent REIT. Generally, the subsidiary and the REIT must jointly file an election with the IRS to treat the subsidiary as a taxable REIT subsidiary. Ernest Health, Inc. is also a TRS as a result of the ownership by a disregarded entity owned by MPT TRS of more than a 35% ownership interest in Ernest Health, Inc. (“Ernest”). A taxable REIT subsidiary will pay income tax at regular corporate rates on any income that it earns. In addition, the taxable REIT subsidiary rules limit the deductibility of interest paid or accrued by a taxable REIT subsidiary to its parent REIT to assure that the taxable REIT subsidiary is subject to an appropriate level of corporate taxation. Further, the rules impose a 100% excise tax on certain types of transactions between a taxable REIT subsidiary and its parent REIT or the REIT’s tenants that are not conducted on an arm’s-length basis. We may engage in activities indirectly through a taxable REIT subsidiary as necessary or convenient to avoid obtaining the benefit of income or services that would jeopardize our REIT status if we engaged in the activities directly. In particular, we would likely engage in activities through a taxable REIT subsidiary if we wished to provide services to unrelated parties which might produce income that does not qualify under the gross income tests described below. We might also engage in otherwise prohibited transactions through a taxable REIT subsidiary. See description below under “—Requirements for Qualification—Prohibited Transactions.” A taxable REIT subsidiary may not operate or manage a health care facility, though for tax years beginning after July 30, 2008 a health care facility leased to a taxable REIT subsidiary from a REIT may be operated on behalf of the taxable REIT subsidiary by an eligible independent contractor. For purposes of this definition a “health care facility” means a hospital, nursing facility, assisted living facility, congregate care facility, qualified continuing care facility, or other licensed facility which extends medical or nursing or ancillary services to patients and which is operated by a service provider which is eligible for participation in the Medicare program under Title XVIII of the Social Security Act with respect to such facility. MPT Covington TRS, Inc. has been formed specifically for the purpose of leasing a health care facility from us, subleasing that facility to an entity in which it owns an equity interest, and having that facility operated by an eligible independent contractor. We have obtained a private letter ruling from the IRS holding that ownership of the equity interest and the operation of the facility in accordance with the agreements among the parties do not adversely affect the taxable REIT subsidiary status of MPT Covington TRS, Inc. We have structured other transactions in which MPT TRS owns an indirect equity interest in a tenant entity in a similar manner, and we have structured leases with the operating subsidiaries of Ernest in a similar manner and may structure other such transactions similarly in the future.

Gross Income Tests. We must satisfy two gross income tests annually to maintain our qualification as a REIT. First, at least 75% of our gross income for each taxable year must consist of defined types of income that we derive, directly or indirectly, from investments relating to real property or mortgages on real property or qualified temporary investment income. Qualifying income for purposes of that 75% gross income test generally includes:

•	rents from real property;

•	interest on debt secured by mortgages on real property or on interests in real property;

•	dividends or other distributions on, and gain from the sale of, shares in other REITs;

•	gain from the sale of real estate assets;

•

income derived from the temporary investment of new capital that is attributable to the issuance of our shares of common stock or a public offering of our debt with a maturity date of at least five years and that we receive during the one year period beginning on the date on which we received such new capital; and

•	gross income from foreclosure property.

Second, in general, at least 95% of our gross income for each taxable year must consist of income that is qualifying income for purposes of the 75% gross income test, other types of interest and dividends or gain from the sale or disposition of stock or securities. Gross income from our sale of property that we hold primarily for sale to customers in the ordinary course of business is excluded from both the numerator and the denominator in both income tests. In addition, for taxable years beginning on and after January 1, 2005, income and gain from “hedging transactions” that we enter into to hedge indebtedness incurred or to be incurred to acquire or carry real estate assets and that are clearly and timely identified as such also will be excluded from both the numerator and the denominator for purposes of the 95% gross income test and for transactions entered into after July 30, 2008, such income and gain also will be excluded from the 75% gross income test. For items of income and gain recognized after July 30, 2008, passive foreign exchange gain is excluded from the 95% gross income test and real estate foreign exchange gain is excluded from both the 95% and the 75% gross income tests. The following paragraphs discuss the specific application of the gross income tests to us.

The Secretary of the Treasury is given broad authority to determine whether particular items of gain or income qualify or not under the 75% and 95% gross income tests, or are to be excluded from the measure of gross income for such purposes.

Rents from Real Property. Rent that we receive from our real property will qualify as “rents from real property,” which is qualifying income for purposes of the 75% and 95% gross income tests, only if the following conditions are met.

First, the rent must not be based in whole or in part on the income or profits of any person. Participating rent, however, will qualify as “rents from real property” if it is based on percentages of receipts or sales and the percentages:

•	are fixed at the time the leases are entered into;

•	are not renegotiated during the term of the leases in a manner that has the effect of basing rent on income or profits; and

•	conform with normal business practice.

More generally, the rent will not qualify as “rents from real property” if, considering the relevant lease and all the surrounding circumstances, the arrangement does not conform with normal business practice, but is in reality used as a means of basing the rent on income or profits. We have represented to Baker Donelson that we intend to set and accept rents which are fixed dollar amounts or a fixed percentage of gross revenue, and not determined to any extent by reference to any person’s income or profits, in compliance with the rules above.

Second, we must not own, actually or constructively, 10% or more of the stock or the assets or net profits of any tenant, referred to as a related party tenant, other than a taxable REIT subsidiary. Failure to adhere to this limitation would cause the rental income from the related party tenant to not be treated as qualifying income for purposes of the REIT gross income tests. The constructive ownership rules generally provide that, if 10% or more in value of our stock is owned, directly or indirectly, by or for any person, we are considered as owning the stock owned, directly or indirectly, by or for such person. In addition, our charter prohibits transfers of our shares that would cause us to own, actually or constructively, 10% or more of the ownership interests in a tenant. Presently we own a less than 10% ownership interest in one tenant entity. We do not own, actually or constructively, 10% or more of any tenant other than a taxable REIT subsidiary. We have represented to counsel that we will not rent any facility to a related-party tenant. However, MPT Covington TRS, Inc. has acquired a greater than 10% equity interest in an entity to which it subleases a health care facility which is operated by an eligible independent operator. We have obtained a private letter ruling from the IRS holding that the ownership of the equity interest and the operation of the facility in accordance with the agreements among the parties do not adversely affect the taxable REIT subsidiary status of MPT Covington TRS, Inc. or disqualify the rents paid by MPT Covington TRS, Inc. to us from being treated as qualifying income under the 75% and 95% gross income tests. We have structured other transactions and may structure future transactions in a similar manner. In particular, our leases with subsidiaries of Ernest are structured in a similar manner with the exception that the prior management of Ernest and its subsidiaries, through a management company, Guiding Health Management Group, LLC (“ManageCo”), formed by the prior management, is the manager of the Ernest facilities. These managers previously operated Ernest and its subsidiaries as officers and employees. Although certain management personnel have remained as officers of Ernest, they are now employees of and compensated by ManageCo. We believe that ManageCo meets the definition of an “eligible independent contractor” which is any independent contractor if, at the time such contractor enters into an agreement with a taxable REIT subsidiary to operate a qualified health care facility, such contractor is actively engaged in the trade or business of operating such facilities for any person who is not a related person to the REIT or the taxable REIT subsidiary. There is no assurance that the IRS will not take a contrary position with respect to the structuring of these and other such transactions. In addition, MPT TRS and MPT Covington TRS, Inc. have made and will make loans to tenants to acquire operations and for other purposes. We have structured and will structure these loans as debt and believe that they will be characterized as such, and that our rental income from our tenant borrowers will be treated as qualifying income for purposes of the REIT gross income tests. However, there can be no assurance that the IRS will not take a contrary position. If the IRS were to successfully treat a loan to a particular tenant as an equity interest, the tenant would be a related party tenant with respect to us, the rent that we receive from the tenant would not be qualifying income for purposes of the REIT gross income tests, and we could lose our REIT status.

However, as stated above, we believe that these loans will be treated as debt rather than equity interests. Finally, because the constructive ownership rules are broad and it is not possible to monitor continually direct and indirect transfers of our shares, no absolute assurance can be given that such transfers or other events of which we have no knowledge will not cause us to own constructively 10% or more of a tenant other than a taxable REIT subsidiary at some future date.

We currently own 100% of the stock of MPT TRS, MPT Covington TRS, Inc. and MPT Finance Corporation, Inc., all of which are taxable REIT subsidiaries, and may in the future own up to 100% of the stock of one or more additional taxable REIT subsidiaries. In addition, Ernest is a taxable REIT subsidiary because of MPT TRS’s indirect ownership of more than a 35% interest in Ernest. Under an exception to the related-party tenant rule described in the preceding paragraph, rent that we receive from a taxable REIT subsidiary will qualify as “rents from real property” as long as (1) the taxable REIT subsidiary is a qualifying taxable REIT subsidiary (among other things, it does not operate or manage a health care facility), (2) at least 90% of the leased space in the facility is leased to persons other than taxable REIT subsidiaries and related party tenants, and (3) the amount paid by the taxable REIT subsidiary to rent space at the facility is substantially comparable to rents paid by other tenants of the facility for comparable space. In addition, for tax years beginning after July 30, 2008, rents paid to a REIT by a taxable REIT subsidiary with respect to a “qualified health care property” (as defined below under “—Requirements for Qualification—Foreclosure Property”), operated on behalf of such taxable REIT subsidiary by a person who is an “eligible independent contractor” (as defined above), are qualifying rental income for purposes of the 75% and 95% gross income tests. We have formed and made a taxable REIT subsidiary election with respect to MPT Covington TRS, Inc. for the purpose of leasing a health care facility from us, subleasing that facility to an entity in which it owns an equity interest, and having that facility operated by an eligible independent contractor. We have obtained a private letter ruling from the IRS holding that the rent received by us from MPT Covington TRS, Inc. will qualify as rent from real property under these exceptions. We have since structured leases with taxable REIT subsidiaries in a similar manner, including leases with the subsidiaries of Ernest.

Third, the rent attributable to the personal property leased in connection with a lease of real property must not be greater than 15% of the total rent received under the lease. The rent attributable to personal property under a lease is the amount that bears the same ratio to total rent under the lease for the taxable year as the average of the fair market values of the leased personal property at the beginning and at the end of the taxable year bears to the average of the aggregate fair market values of both the real and personal property covered by the lease at the beginning and at the end of such taxable year (the “personal property ratio”). With respect to each of our leases, we believe that the personal property ratio generally will be less than 15%. Where that is not, or may in the future not be, the case, we believe that any income attributable to personal property will not jeopardize our ability to qualify as a REIT. There can be no assurance, however, that the IRS would not challenge our calculation of a personal property ratio, or that a court would not uphold such assertion. If such a challenge were successfully asserted, we could fail to satisfy the 75% or 95% gross income test and thus lose our REIT status.

Fourth, we cannot furnish or render noncustomary services to the tenants of our facilities, or manage or operate our facilities, other than through an independent contractor who is adequately compensated and from whom we do not derive or receive any income. However, we need not provide services through an “independent contractor,” but instead may provide services directly to our tenants, if the services are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not considered to be provided for the tenants’ convenience. In addition, we may provide a minimal amount of “noncustomary” services to the tenants of a facility, other than through an independent contractor, as long as our income from the services does not exceed 1% of our income from the related facility. Finally, we may own up to 100% of the stock of one or more taxable REIT subsidiaries, which may provide noncustomary services to our tenants without tainting our rents from the related facilities. We do not intend to perform any services other than customary services for our tenants, and services provided through independent contractors or taxable REIT subsidiaries. We have represented to Baker Donelson that we will not perform noncustomary services which would jeopardize our REIT status.

Finally, in order for the rent payable under the leases of our properties to constitute “rents from real property,” the leases must be respected as true leases for federal income tax purposes and not treated as service contracts, joint ventures, financing arrangements, or another type of arrangement. We generally treat our leases with respect to our properties as true leases for federal income tax purposes; however, there can be no assurance that the IRS would not consider a particular lease a financing arrangement instead of a true lease for federal income tax purposes. In that case, and in any case in which we intentionally structure a lease as a financing arrangement, our income from that lease would be interest income rather than rent and would be qualifying income for purposes of the 75% gross income test to the extent that our “loan” does not exceed the fair market value of the real estate assets associated with the facility. All of the interest income from our loan would be qualifying income for purposes of the 95% gross income test. We believe that the characterization of a lease as a financing arrangement would not adversely affect our ability to qualify as a REIT.

If a portion of the rent we receive from a facility does not qualify as “rents from real property” because the rent attributable to personal property exceeds 15% of the total rent for a taxable year, the portion of the rent attributable to personal property will not be qualifying income for purposes of either the 75% or 95% gross income test. If rent attributable to personal property, plus any other income that is nonqualifying income for purposes of the 95% gross income test, during a taxable year exceeds 5% of our gross income during the year, we would lose our REIT status. By contrast, in the following circumstances, none of the rent from a lease of a facility would qualify as “rents from real property”: (1) the rent is considered based on the income or profits of the tenant; (2) the tenant is a related party tenant or fails to qualify for the exception to the related-party tenant rule for qualifying taxable REIT subsidiaries; (3) we furnish more than a de minimis amount of noncustomary services to the tenants of the facility, other than through a qualifying independent contractor or a taxable REIT subsidiary; or (4) we manage or operate the facility, other than through an independent contractor. In any of these circumstances, we could lose our REIT status because we would be unable to satisfy either the 75% or 95% gross income test.

Tenants may be required to pay, besides base rent, reimbursements for certain amounts we are obligated to pay to third parties (such as a tenant’s proportionate share of a facility’s operational or capital expenses), penalties for nonpayment or late payment of rent or additions to rent. These and other similar payments should qualify as “rents from real property.”

Interest. The term “interest” generally does not include any amount received or accrued, directly or indirectly, if the determination of the amount depends in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term “interest” solely because it is based on a fixed percentage or percentages of receipts or sales. Furthermore, to the extent that interest from a loan that is based upon the residual cash proceeds from the sale of the property securing the loan constitutes a “shared appreciation provision,” income attributable to such participation feature will be treated as gain from the sale of the secured property.

Fee Income. We may receive various fees in connection with our operations. The fees will be qualifying income for purposes of both the 75% and 95% gross income tests if they are received in consideration for entering into an agreement to make a loan secured by real property and the fees are not determined by income and profits. Other fees are not qualifying income for purposes of either gross income test. We anticipate that MPT TRS, one of our taxable REIT subsidiaries, will receive most of the management fees, inspection fees and construction fees in connection with our operations. Any fees earned by MPT TRS will not be included as income for purposes of the gross income tests.

Prohibited Transactions. A REIT will incur a 100% tax on the net income derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. We believe that none of our assets will be held primarily for sale to customers and that a sale of any of our assets will not be in the ordinary course of our business. Whether a REIT holds an asset “primarily for sale to customers in the ordinary course of a trade or business” depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. Nevertheless, we will attempt to comply with the terms of safe-harbor provisions in the federal income tax laws prescribing when an asset sale will not be characterized as a prohibited transaction. We cannot assure you, however, that we can comply with the safe-harbor provisions or that we will avoid owning property that may be characterized as property that we hold “primarily for sale to customers in the ordinary course of a trade or business.” We may form or acquire a taxable REIT subsidiary to engage in transactions that may not fall within the safe-harbor provisions.

Foreclosure Property. We will be subject to tax at the maximum corporate rate on any income from foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, gross income from foreclosure property will qualify under the 75% and 95% gross income tests. Foreclosure property is any real property, including interests in real property, and any personal property incidental to such real property acquired by a REIT as the result of the REIT’s having bid on the property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after actual or imminent default on a lease of the property or on indebtedness secured by the property, or a “Repossession Action.” Property acquired by a Repossession Action will not be considered “foreclosure property” if (1) the REIT held or acquired the property subject to a lease or securing indebtedness for sale to customers in the ordinary course of business or (2) the lease or loan was acquired or entered into with intent to take Repossession Action or in circumstances where the REIT had reason to know a default would occur. The determination of such intent or reason to know must be based on all relevant facts and circumstances. In no case will property be considered “foreclosure property” unless the REIT makes a proper election to treat the property as foreclosure property.

Foreclosure property includes any qualified health care property acquired by a REIT as a result of a termination of a lease of such property (other than a termination by reason of a default, or the imminence of a default, on the lease). A “qualified health care property” means any real property, including interests in real property, and any personal property incident to such real property which is a “health care facility” (as defined above under “—Requirements for Qualification—Organizational Requirements”) or is necessary or incidental to the use of a health care facility.

However, a REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor. Property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property (or, in the case of a qualified health care property which becomes foreclosure property because it is acquired by a REIT as a result of the termination of a lease of such property, at the end of the second taxable year following the taxable year in which the REIT acquired such property) or longer if an extension is granted by the Secretary of the Treasury. This period (as extended, if applicable) terminates, and foreclosure property ceases to be foreclosure property on the first day:

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on which a lease is entered into for the property that, by its terms, will give rise to income that does not qualify for purposes of the 75% gross income test, or any amount is received or accrued, directly or indirectly, pursuant to a lease entered into on or after such day that will give rise to income that does not qualify for purposes of the 75% gross income test;

•

on which any construction takes place on the property, other than completion of a building or any other improvement, where more than 10% of the construction was completed before default became imminent; or

•

which is more than 90 days after the day on which the REIT acquired the property and the property is used in a trade or business which is conducted by the REIT, other than through an independent contractor from whom the REIT itself does not derive or receive any income. For this purpose, in the case of a qualified health care property, income derived or received from an independent contractor will be disregarded to the extent such income is attributable to (1) a lease of property in effect on the date the REIT acquired the qualified health care property (without regard to its renewal after such date so long as such renewal is pursuant to the terms of such lease as in effect on such date) or (2) any lease of property entered into after such date if, on such date, a lease of such property from the REIT was in effect and, under the terms of the new lease, the REIT receives a substantially similar or lesser benefit in comparison to the prior lease.

Hedging Transactions. From time to time, we may enter into hedging transactions with respect to one or more of our assets or liabilities. Our hedging activities may include entering into interest rate swaps, caps, and floors, options to purchase such items, and futures and forward contracts. For taxable years beginning on and after January 1, 2005, income and gain from “hedging transactions” will be excluded from gross income for purposes of the 95% gross income test and for transactions entered into after July 30, 2008, such income or gain will also be excluded from the 75% gross income test. For this purpose, a “hedging transaction” will mean any transaction entered into in the normal course of our trade or business primarily to manage the risk of interest rate or price changes with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets or to manage risks of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests (or any property which generates such income or gain). We are required to clearly identify any such hedging transaction before the close of the day on which it is acquired, originated, or entered into. Since the financial markets continually introduce new and innovative instruments related to risk-sharing or trading, it is not entirely clear which such instruments will generate income which will be considered qualifying or excluded income for purposes of the gross income tests. We intend to structure any hedging or similar transactions so as not to jeopardize our status as a REIT.

Foreign Currency Gain. For gains and items of income recognized after July 30, 2008, passive foreign exchange gain is excluded from the 95% income test and real estate foreign exchange gain is excluded from the 75% income test. Real estate foreign exchange gain is foreign currency gain (as defined in Code Section 988(b)(1)) which is attributable to (i) any qualifying item of income or gain for purposes of the 75% income test, (ii) the acquisition or ownership of obligations secured by mortgages on real property or interests in real property; or (iii) becoming or being the obligor under obligations secured by mortgages on real property or on interests in real property. Real estate foreign exchange gain also includes Code Section 987 gain attributable to a qualified business unit (“QBU”) of the REIT if the QBU itself meets the 75% income test for the taxable year, and meets the 75% asset test at the close of each quarter of the REIT that has directly or indirectly held the QBU. The QBU is not required to meet the 95% income test in order for this 987 gain exclusion to apply. Real estate foreign exchange gain also includes any other foreign currency gain as determined by the Secretary of the Treasury.

Passive foreign exchange gain includes all real estate foreign exchange gain, and in addition includes foreign currency gain which is attributable to (i) any qualifying item of income or gain for purposes of the 95% income test, (ii) the acquisition or ownership of obligations, (iii) becoming or being the obligor under obligations, and (iv) any other foreign currency gain as determined by the Secretary of the Treasury.

Any gain derived from dealing, or engaging in substantial and regular trading, in securities denominated in, or determined by reference to, one or more nonfunctional currencies will be treated as non-qualifying income for both the 75% and 95% gross income tests. We do not currently, and do not expect to, engage in such trading.

Failure to Satisfy Gross Income Tests. If we fail to satisfy one or both of the gross income tests for any taxable year, we nevertheless may qualify as a REIT for that year if we qualify for relief under certain provisions of the federal income tax laws. Those relief provisions generally will be available if:

•	our failure to meet those tests is due to reasonable cause and not to willful neglect, and

•	following our identification of such failure for any taxable year, a schedule of the sources of our income is filed in accordance with regulations prescribed by the Secretary of the Treasury.

We cannot with certainty predict whether any failure to meet these tests will qualify for the relief provisions. As discussed above in “—Taxation of Our Company,” even if the relief provisions apply, we would incur a 100% tax on the gross income attributable to the greater of the amounts by which we fail the 75% and 95% gross income tests, multiplied by a fraction intended to reflect our profitability.

Asset Tests. To maintain our qualification as a REIT, we also must satisfy the following asset tests at the end of each quarter of each taxable year.

First, at least 75% of the value of our total assets must consist of:

•	cash or cash items, including certain receivables;

•	government securities;

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real estate assets, which includes interest in real property, leaseholds, options to acquire real property or leaseholds, interests in mortgages on real property and shares (or transferable certificates of beneficial interest) in other REITs; and

•

investments in stock or debt instruments attributable to the temporary investment (i.e., for a period not exceeding 12 months) of new capital that we raise through any equity offering or public offering of debt with at least a five year term.

Effective for tax years beginning after July 30, 2008, if a REIT or its QBU uses any foreign currency as its functional currency (as defined in section 985(b) of the Code), the term “cash” includes such currency to the extent held for use in the normal course of the activities of the REIT or QBU which give rise to items of income or gain qualifying under the 95% and 75% income tests or are directly related to acquiring or holding assets qualifying under the 75% assets test, provided that the currency cannot be held in connection with dealing, or engaging in substantial and regular trading, in securities.

With respect to investments not included in the 75% asset class, we may not hold securities of any one issuer (other than a taxable REIT subsidiary) that exceed 5% of the value of our total assets; nor may we hold securities of any one issuer (other than a taxable REIT subsidiary) that represent more than 10% of the voting power of all outstanding voting securities of such issuer or more than 10% of the value of all outstanding securities of such issuer.

In addition, we may not hold securities of one or more taxable REIT subsidiaries that represent in the aggregate more than 25% of the value of our total assets (20% for tax years beginning prior to January 1, 2009), irrespective of whether such securities may also be included in the 75% asset class (e.g., a mortgage loan issued to a taxable REIT subsidiary). Furthermore, no more than 25% of our total assets may be represented by securities that are not included in the 75% asset class, including, among other things, certain securities of a taxable REIT subsidiary such as stock or non-mortgage debt.

For purposes of the 5% and 10% asset tests, the term “securities” does not include stock in another REIT, equity or debt securities of a qualified REIT subsidiary or taxable REIT subsidiary, mortgage loans that constitute real estate assets, or equity interests in a partnership that holds real estate assets. The term “securities,” however, generally includes debt securities issued by a partnership or another REIT, except that for purposes of the 10% value test, the term “securities” does not include:

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“Straight debt,” defined as a written unconditional promise to pay on demand or on a specified date a sum certain in money if (1) the debt is not convertible, directly or indirectly, into stock, and (2) the interest rate and interest payment dates are not contingent on profits, the borrower’s discretion, or similar factors. “Straight debt” securities do not include any securities issued by a partnership or a corporation in which we or any controlled TRS (i.e., a TRS in which we own directly or indirectly more than 50% of the voting power or value of the stock) holds non- “straight debt” securities that have an aggregate value of more than 1% of the issuer’s outstanding securities. However, “straight debt” securities include debt subject to the following contingencies:

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a contingency relating to the time of payment of interest or principal, as long as either (1) there is no change to the effective yield to maturity of the debt obligation, other than a change to the annual yield to maturity that does not exceed the greater of 0.25% or 5% of the annual yield to maturity, or (2) neither the aggregate issue price nor the aggregate face amount of the issuer’s debt obligations held by us exceeds $1 million and no more than 12 months of unaccrued interest on the debt obligations can be required to be prepaid; and

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a contingency relating to the time or amount of payment upon a default or exercise of a prepayment right by the issuer of the debt obligation, as long as the contingency is consistent with customary commercial practice;

•	Any loan to an individual or an estate;

•	Any “Section 467 rental agreement,” other than an agreement with a related party tenant;

•	Any obligation to pay “rents from real property”;

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Any security issued by a state or any political subdivision thereof, the District of Columbia, a foreign government or any political subdivision thereof, or the Commonwealth of Puerto Rico, but only if the determination of any payment thereunder does not depend in whole or in part on the profits of any entity not described in this paragraph or payments on any obligation issued by an entity not described in this paragraph;

•	Any security issued by a REIT;

•	Any debt instrument of an entity treated as a partnership for federal income tax purposes to the extent of our interest as a partner in the partnership;

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Any debt instrument of an entity treated as a partnership for federal income tax purposes not described in the preceding bullet points if at least 75% of the partnership’s gross income, excluding income from prohibited transaction, is qualifying income for purposes of the 75% gross income test described above in “—Requirements for Qualification—Gross Income Tests.”

For purposes of the 10% value test, our proportionate share of the assets of a partnership is our proportionate interest in any securities issued by the partnership, excluding all securities described above except those securities described in the last two bullet points above.

MPT TRS and MPT Covington TRS, Inc., two of our taxable REIT subsidiaries, have made and will make loans to tenants to acquire operations and for other purposes. If the IRS were to successfully treat a particular loan to a tenant as an equity interest in the tenant, the tenant would be a “related party tenant” with respect to our company and the rent that we receive from the tenant would not be qualifying income for purposes of the REIT gross income tests. As a result, we could lose our REIT status. In addition, if the IRS were to successfully treat a particular loan as an interest held by our operating partnership rather than by one of our taxable REIT subsidiaries we could fail the 5% asset test, and if the IRS further successfully treated the loan as other than straight debt, we could fail the 10% asset test with respect to such interest. As a result of the failure of either test, we could lose our REIT status.

MPT Covington TRS, Inc. leases a health care facility from us and subleases it to a tenant in which it owns a greater than 10% interest. The facility is operated by an eligible independent contractor. We have obtained a private letter ruling from the IRS holding that ownership of the equity interest and the operation of the facility in accordance with the agreements among the parties do not adversely affect the taxable REIT subsidiary status of MPT Covington TRS, Inc. We have since structured other transactions in which MPT TRS owns an indirect equity interest in a tenant entity in a similar manner, including leases with the subsidiaries of Ernest. If the IRS successfully challenged the taxable REIT subsidiary status of MPT Covington TRS, Inc. or MPT TRS, and we were unable to cure as described below, we could fail the 10% asset test with respect to our ownership of MPT Covington TRS, Inc. or MPT TRS and as a result lose our REIT status.

We will monitor the status of our assets for purposes of the various asset tests and will manage our portfolio in order to comply at all times with such tests. If we fail to satisfy the asset tests at the end of a calendar quarter, we will not lose our REIT status if:

•	we satisfied the asset tests at the end of the preceding calendar quarter; and

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the discrepancy between the value of our assets and the asset test requirements arose from changes in the market values of our assets and was not wholly or partly caused by the acquisition of one or more non-qualifying assets.

If we did not satisfy the condition described in the second item above, we still could avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose.

In the event that, at the end of any calendar quarter, we violate the 5% or 10% test described above, we will not lose our REIT status if (1) the failure is de minimis (up to the lesser of 1% of our assets or $10 million) and (2) we dispose of assets or otherwise comply with the asset tests within six months after the last day of the quarter in which we identified the failure of the asset test. In the event of a more than de minimis failure of the 5% or 10% tests, or a failure of the other assets test, at the end of any calendar quarter, as long as the failure was due to reasonable cause and not to willful neglect, we will not lose our REIT status if we (1) file with the IRS a schedule describing the assets that caused the failure, (2) dispose of assets or otherwise comply with the asset tests within six months after the last day of the quarter in which we identified the failure of the asset test and (3) pay a tax equal to the greater of $50,000 and tax at the highest corporate rate on the net income from the nonqualifying assets during the period in which we failed to satisfy the asset tests.

Distribution Requirements. Each taxable year, we must distribute dividends, other than capital gain dividends and deemed distributions of retained capital gain, to our stockholders in an aggregate amount not less than:

•	the sum of:

•	90% of our “REIT taxable income,” computed without regard to the dividends-paid deduction or our net capital gain or loss; and

•	90% of our after-tax net income, if any, from foreclosure property;

•	Minus

•	the sum of certain items of non-cash income.

We must pay such distributions in the taxable year to which they relate, or in the following taxable year if we declare the distribution before we timely file our federal income tax return for the year and pay the distribution on or before the first regular dividend payment date after such declaration.

We will pay federal income tax on taxable income, including net capital gain, that we do not distribute to stockholders. In addition, we will incur a 4% nondeductible excise tax on the excess of a specified required distribution over amounts we actually distribute if we distribute an amount less than the required distribution during a calendar year, or by the end of January following the calendar year in the case of distributions with declaration and record dates falling in the last three months of the calendar year. The required distribution must not be less than the sum of:

•	85% of our REIT ordinary income for the year;

•	95% of our REIT capital gain income for the year; and

•	any undistributed taxable income from prior periods.

We may elect to retain and pay income tax on the net long-term capital gain we receive in a taxable year. See “—Requirements for Qualification—Taxation of Taxable United States Stockholders.” If we so elect, we will be treated as having distributed any such retained amount for purposes of the 4% excise tax described above. We intend to make timely distributions sufficient to satisfy the annual distribution requirements and to avoid corporate income tax and the 4% excise tax.

It is possible that, from time to time, we may experience timing differences between the actual receipt of income and actual payment of deductible expenses and the inclusion of that income and deduction of such expenses in arriving at our REIT taxable income. For example, we may not deduct recognized capital losses from our “REIT taxable income.” Further, it is possible that, from time to time, we may be allocated a share of net capital gain attributable to the sale of depreciated property that exceeds our allocable share of cash attributable to that sale. As a result of the foregoing, we may have less cash than is necessary to distribute all of our taxable income and thereby avoid corporate income tax and the excise tax imposed on certain undistributed income. In such a situation, we may need to borrow funds or issue additional shares of common or preferred stock.

Under certain circumstances, we may be able to correct a failure to meet the distribution requirement for a year by paying “deficiency dividends” to our stockholders in a later year. We may include such deficiency dividends in our deduction for dividends paid for the earlier year. Although we may be able to avoid income tax on amounts distributed as deficiency dividends, we will be required to pay interest based upon the amount of any deduction we take for deficiency dividends.

Recordkeeping Requirements. We must maintain certain records in order to qualify as a REIT. In addition, to avoid paying a penalty, we must request on an annual basis information from our stockholders designed to disclose the actual ownership of our shares of outstanding capital stock. We intend to comply with these requirements.

Failure to Qualify. If we failed to qualify as a REIT in any taxable year and no relief provision applied, we would have the following consequences. We would be subject to federal income tax and any applicable alternative minimum tax at rates applicable to regular C corporations on our taxable income, determined without reduction for amounts distributed to stockholders. We would not be required to make any distributions to stockholders, and any distributions to stockholders would be taxable to them as dividend income to the extent of our current and accumulated earnings and profits. Corporate stockholders could be eligible for a dividends-received deduction if certain conditions are satisfied. Unless we qualified for relief under specific statutory provisions, we would not be permitted to elect taxation as a REIT for the four taxable years following the year during which we ceased to qualify as a REIT.

If we fail to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, we could avoid disqualification if the failure is due to reasonable cause and not to willful neglect and we pay a penalty of $50,000 for each such failure. In addition, there are relief provisions for a failure of the gross income tests and asset tests, as described above in “—Gross Income Tests” and “—Asset Tests.”

Other Tax Consequences

Tax Aspects of Investments in Our Operating Partnership. The following discussion summarizes certain federal income tax considerations applicable to our direct or indirect investment in our operating partnership and any subsidiary partnerships or limited liability companies we form or acquire, each individually referred to as a “Partnership” and collectively, as “Partnerships.” The following discussion does not cover state or local tax laws or any federal tax laws other than income tax laws.

Classification as Partnerships. We are entitled to include in our income our distributive share of each Partnership’s income and to deduct our distributive share of each Partnership’s losses only if each Partnership is classified for federal income tax purposes as a partnership (or an entity that is disregarded for federal income tax purposes if the entity has only one owner or member), rather than as a corporation or an association taxable as a corporation. An organization with at least two owners or members will be classified as a partnership, rather than as a corporation, for federal income tax purposes if it:

•	is treated as a partnership under the Treasury regulations relating to entity classification (the “check-the-box regulations”); and

•	is not a “publicly traded” partnership.

Under the check-the-box regulations, an unincorporated entity with at least two owners or members may elect to be classified either as an association taxable as a corporation or as a partnership. If such an entity does not make an election, it generally will be treated as a partnership for federal income tax purposes. We intend that each Partnership will be classified as a partnership for federal income tax purposes (or else a disregarded entity where there are not at least two separate beneficial owners).

A publicly traded partnership is a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market (or a substantial equivalent). A publicly traded partnership is generally treated as a corporation for federal income tax purposes, but will not be so treated for any taxable year for which at least 90% of the partnership’s gross income consists of specified passive income, including real property rents, gains from the sale or other disposition of real property, interest, and dividends (the “90% passive income exception”).

Treasury regulations, referred to as PTP regulations, provide limited safe harbors from treatment as a publicly traded partnership. Pursuant to one of those safe harbors, the “private placement exclusion,” interests in a partnership will not be treated as readily tradable on a secondary market or the substantial equivalent thereof if (1) all interests in the partnership were issued in a transaction or transactions that were not required to be registered under the Securities Act, and (2) the partnership does not have more than 100 partners at any time during the partnership’s taxable year. For the determination of the number of partners in a partnership, a person owning an interest in a partnership, grantor trust, or S corporation that owns an interest in the partnership is treated as a partner in the partnership only if (1) substantially all of the value of the owner’s interest in the entity is attributable to the entity’s direct or indirect interest in the partnership and (2) a principal purpose of the use of the entity is to permit the partnership to satisfy the 100-partner limitation. Each Partnership should qualify for the private placement exclusion.

An unincorporated entity with only one separate beneficial owner generally may elect to be classified either as an association taxable as a corporation or as a disregarded entity. If such an entity is domestic and does not make an election, it generally will be treated as a disregarded entity. A disregarded entity’s activities are treated as those of a branch or division of its beneficial owner.

The operating partnership has not elected to be treated as an association taxable as a corporation. Therefore, our operating partnership is treated as a partnership for federal income tax purposes. We intend that our operating partnership will continue to be treated as partnership for federal income tax purposes.

We have not requested, and do not intend to request, a ruling from the Internal Revenue Service that the operating partnership or any other subsidiary entity will be classified as either a partnership or disregarded entity for federal income tax purposes. If for any reason any Partnership were taxable as a corporation, rather than as a partnership or a disregarded entity, for federal income tax purposes, we likely would not be able to qualify as a REIT. See “—Requirements for Qualification—Gross Income Tests” and “—Requirements for Qualification—Asset Tests.” In addition, any change in a Partnership’s status for tax purposes might be treated as a taxable event, in which case we might incur tax liability without any related cash distribution. See “—Requirements for Qualification—Distribution Requirements.” Further, items of income and deduction of such Partnership would not pass through to its partners, and its partners would be treated as stockholders for tax purposes. Consequently, such Partnership would be required to pay income tax at corporate rates on its net income, and distributions to its partners would constitute dividends that would not be deductible in computing such Partnership’s taxable income.

Income Taxation of the Partnerships and Their Partners

Partners, Not the Partnerships, Subject to Tax. A partnership is not a taxable entity for federal income tax purposes. If each Partnership is classified as a partnership, we will therefore take into account our allocable share of each such Partnership’s income, gains, losses, deductions, and credits for each taxable year of each Partnership ending with or within our taxable year, even if we receive no distribution from any Partnership for that year or a distribution less than our share of taxable income. Similarly, even if we receive a distribution, it may not be taxable if the distribution does not exceed our adjusted tax basis in our interest in the Partnership. If any Partnership is classified as a disregarded entity, each Partnership’s activities will be treated as if carried on directly by us.

Partnership Allocations. Although a partnership agreement generally will determine the allocation of income and losses among partners, allocations will be disregarded for tax purposes if they do not comply with the provisions of the federal income tax laws governing partnership allocations. If an allocation is not recognized for federal income tax purposes, the item subject to the allocation will be reallocated in accordance with the partners’ interests in the partnership, which will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. Each Partnership’s allocations of taxable income, gain, and loss are intended to comply with the requirements of the federal income tax laws governing partnership allocations.

Tax Allocations with Respect to Contributed Properties. Income, gain, loss, and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated in a manner such that the contributing partner is charged with, or benefits from, respectively, the unrealized gain or unrealized loss associated with the property at the time of the contribution. Similar rules apply with respect to property revalued on the books of a partnership. The amount of such unrealized gain or unrealized loss, referred to as built-in gain or built-in loss, is generally equal to the difference between the fair market value of the contributed or revalued property at the time of contribution or revaluation and the adjusted tax basis of such property at that time, referred to as a book-tax difference. Such allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners. The United States Treasury Department has issued regulations requiring partnerships to use a “reasonable method” for allocating items with respect to which there is a book-tax difference and outlining several reasonable allocation methods. Our operating partnership generally intends to use the traditional method for allocating items with respect to which there is a book-tax difference.

Basis in Partnership Interest. Our adjusted tax basis in any partnership interest we own generally will be:

•	the amount of cash and the basis of any other property we contribute to the partnership;

•	increased by our allocable share of the partnership’s income (including tax-exempt income) and our allocable share of indebtedness of the partnership; and

•

reduced, but not below zero, by our allocable share of the partnership’s loss, the amount of cash and the basis of property distributed to us, and constructive distributions resulting from a reduction in our share of indebtedness of the partnership.

Loss allocated to us in excess of our basis in a partnership interest will not be taken into account until we again have basis sufficient to absorb the loss. A reduction of our share of partnership indebtedness will be treated as a constructive cash distribution to us, and will reduce our adjusted tax basis. Distributions, including constructive distributions, in excess of the basis of our partnership interest will constitute taxable income to us. Such distributions and constructive distributions normally will be characterized as long-term capital gain.

Depreciation Deductions Available to Partnerships. The initial tax basis of property is the amount of cash and the basis of property given as consideration for the property. A partnership in which we are a partner generally will depreciate property for federal income tax purposes under the modified accelerated cost recovery system of depreciation, referred to as MACRS. Under MACRS, each Partnership generally will depreciate furnishings over a seven year recovery period and equipment over a five year recovery period using a 200% declining balance method and a half-year convention. If, however, the partnership places more than 40% of its furnishings and equipment in service during the last three months of a taxable year, a mid-quarter depreciation convention must be used for the furnishings and equipment placed in service during that year. Under MACRS, the partnership generally will depreciate buildings and improvements over a 39 year recovery period using a straight line method and a mid-month convention. Each Partnership’s initial basis in properties acquired in exchange for units of each Partnership should be the same as the transferor’s basis in such properties on the date of acquisition by the partnership. Although the law is not entirely clear, each Partnership generally will depreciate such property for federal income tax purposes over the same remaining useful lives and under the same methods used by the transferors. Each Partnership’s tax depreciation deductions will be allocated among the partners in accordance with their respective interests in the partnership, except to the extent that any Partnership is required under the federal income tax laws governing partnership allocations to use a method for allocating tax depreciation deductions attributable to contributed or revalued properties that results in our receiving a disproportionate share of such deductions.

Sale of a Partnership’s Property. Generally, any gain realized by a Partnership on the sale of property held for more than one year will be long-term capital gain, except for any portion of the gain treated as depreciation or cost recovery recapture. Any gain or loss recognized by a Partnership on the disposition of contributed or revalued properties will be allocated first to the partners who contributed the properties or who were partners at the time of revaluation, to the extent of their built-in gain or loss on those properties for federal income tax purposes. The partners’ built-in gain or loss on contributed or revalued properties is the difference between the partners’ proportionate share of the book value of those properties and the partners’ tax basis allocable to those properties at the time of the contribution or revaluation. Any remaining gain or loss recognized by the Partnership on the disposition of contributed or revalued properties, and any gain or loss recognized by the Partnership on the disposition of other properties, will be allocated among the partners in accordance with their percentage interests in the Partnership.

Our share of any Partnership gain from the sale of inventory or other property held primarily for sale to customers in the ordinary course of each Partnership’s trade or business will be treated as income from a prohibited transaction subject to a 100% tax. Income from a prohibited transaction may have an adverse effect on our ability to satisfy the gross income tests for REIT status. See “—Requirements for Qualification—Gross Income Tests.” We do not presently intend to acquire or hold, or to allow any Partnership to acquire or hold, any property that is likely to be treated as inventory or property held primarily for sale to customers in the ordinary course of our, or any Partnership’s, trade or business.

Taxable REIT Subsidiaries. As described above, we have formed and have made a timely election to treat MPT TRS, MPT Covington TRS, Inc. and MPT Finance Corporation, as taxable REIT subsidiaries and may form or acquire additional taxable REIT subsidiaries in the future. A taxable REIT subsidiary may provide services to our tenants and engage in activities unrelated to our tenants, such as third-party management, development, and other independent business activities.

We and any corporate subsidiary in which we own stock, other than a qualified REIT subsidiary, must make an election for the subsidiary to be treated as a taxable REIT subsidiary. If a taxable REIT subsidiary directly or indirectly owns shares of a corporation with more than 35% of the value or voting power of all outstanding shares of the corporation, the corporation will automatically also be treated as a taxable REIT subsidiary. Ernest is automatically treated as a taxable REIT subsidiary under this rule. Overall, no more than 25% of the value of our assets (20% for tax years beginning prior to January 1, 2009) may consist of securities of one or more taxable REIT subsidiaries, irrespective of whether such securities may also qualify under the 75% assets test, and no more than 25% of the value of our assets may consist of the securities that are not qualifying assets under the 75% test, including, among other things, certain securities of a taxable REIT subsidiary, such as stock or non-mortgage debt.

Rent we receive from our taxable REIT subsidiaries will qualify as “rents from real property” as long as at least 90% of the leased space in the property is leased to persons other than taxable REIT subsidiaries and related party tenants, and the amount paid by the taxable REIT subsidiary to rent space at the property is substantially comparable to rents paid by other tenants of the property for comparable space. For tax years beginning after July 30, 2008, rents paid to a REIT by a taxable REIT subsidiary with respect to a “qualified health care property,” (as defined above under “—Requirements for Qualification—Foreclosure Property”) operated on behalf of such taxable REIT subsidiary by a person who is an “eligible independent contractor,” (as defined above under “—Requirements for Qualification—Organizational Requirements”) are qualifying rental income for purposes of the 75% and 95% gross income tests. The taxable REIT subsidiary rules limit the deductibility of interest paid or accrued by a taxable REIT subsidiary to us to assure that the taxable REIT subsidiary is subject to an appropriate level of corporate taxation. Further, the rules impose a 100% excise tax on certain types of transactions between a taxable REIT subsidiary and us or our tenants that are not conducted on an arm’s-length basis.

A taxable REIT subsidiary may not directly or indirectly operate or manage a “health care facility,” (as defined above under “—Requirements for Qualification—Organizational Requirements”) though for tax years beginning after July 30, 2008 a health care facility leased to a taxable REIT subsidiary from a REIT may be operated on behalf of the taxable REIT subsidiary by an eligible independent contractor. MPT Covington TRS, Inc. has been formed for the purpose of, and is currently, leasing a health care facility from us, subleasing that facility to an entity in which MPT Covington TRS, Inc. owns an equity interest, and having that facility operated by an eligible independent contractor. We have obtained a private letter ruling from the IRS holding that the ownership of the equity interest and the operation of the facility in accordance with the agreements of the parties do not adversely affect the taxable REIT subsidiary status of MPT Covington TRS, Inc. We have structured other transactions in which MPT TRS owns an indirect equity interest in a tenant entity in a similar manner, including our leases with subsidiaries of Ernest, and may structure other such transactions in the future.

State and Local Taxes. We and our stockholders may be subject to taxation by various states and localities, including those in which we or a stockholder transact business, own property or reside. The state and local tax treatment may differ from the federal income tax treatment described above. Consequently, stockholders should consult their own tax advisors regarding the effect of state and local tax laws upon an investment in our common stock.

Taxation of Noteholders

The following is a summary of certain U.S. federal income tax considerations relating to the ownership and disposition of fixed rate notes that we may offer for “U.S. Holders” or “Non-U.S. Holders” (each, as defined below and collectively, “Holders”). Except where noted, this summary deals only with notes held as capital assets (within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”), by a Holder who purchases the notes on original issuance at the “issue price” (the first price at which a substantial portion of the notes is sold to persons other than bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). This discussion does not address the tax consequences to subsequent purchasers of notes.

This discussion does not describe all of the U.S. federal income tax considerations that may be relevant to a Holder in light of its particular circumstances or to Holders subject to special rules, including, without limitation, Holders subject to the U.S. federal alternative minimum tax, dealers in securities or currencies, financial institutions, insurance companies, regulated investment companies, tax-exempt entities, former citizens or residents of the United States, pass-through entities (e.g., S corporations, partnerships or other entities taxable as partnerships for U.S. federal income tax purposes) or investors who hold the notes through pass-through entities, “controlled foreign corporations,” “passive foreign investment companies,” U.S. Holders (as defined below) whose functional currency is not the U.S. dollar and persons that hold the notes in connection with a straddle, hedging, conversion or other risk reduction transaction. Furthermore, this summary does not consider the effect of the U.S. federal estate or gift tax laws.

The U.S. federal income tax considerations set forth below are based upon the Code, Treasury regulations promulgated thereunder, court decisions, and rulings and pronouncements of the Internal Revenue Service (the “IRS”) all as in effect on the date hereof, and all of which are subject to change, possibly on a retroactive basis, and to differing interpretations, so as to result in U.S. federal income tax considerations different from those summarized below. We have not sought any ruling from the IRS with respect to statements made and conclusions reached in this summary, and there can be no assurance that the IRS will agree with such statements and conclusions.

As used herein, the term “U.S. Holder” means a beneficial owner of a note that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust, if a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

As used herein, the term “Non-U.S. Holder” means a beneficial owner of a note (other than an entity treated as a partnership for U.S. federal income tax purposes) that is not a U.S. Holder.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of a note, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A partnership considering an investment in the notes and partners in such a partnership are urged to consult their tax advisors about the U.S. federal income tax consequences of the purchase, ownership and disposition of the notes.

Investors considering the purchase of the notes are urged to consult their own tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules or under the laws of any state, local or foreign taxing jurisdiction or under any applicable tax treaty.

U.S. Holders

The following discussion is a summary of certain U.S. federal income tax considerations generally applicable to a U.S. Holder.

Stated interest and original issue discount

Qualified stated interest on a note (as defined below) generally will be included in the income of a U.S. Holder as ordinary income at the time such interest is received or accrued, in accordance with the U.S. Holder’s regular method of tax accounting.

If the issue price of the notes is less than their stated redemption price at maturity, then the notes will be treated as being issued with original issue discount (“OID”) for U.S. federal income tax purposes unless the difference between their issue price and their stated redemption price at maturity is less than a statutory de minimis amount. The “stated redemption price at maturity” of a debt security is the total of all payments to be made under the debt security other than “qualified stated interest” (generally, stated interest that is unconditionally payable in cash or property at least annually at a single fixed rate or at certain floating rates that properly take into account the length of the interval between stated interest payments); and, generally, is expected to equal the principal amount of the debt security. All stated interest on the notes is expected to be qualified stated interest. The amount of OID on the notes will be de minimis if it is less than 0.0025 multiplied by the product of their stated redemption price at maturity and the number of complete years to maturity.

If the difference between the issue price and the stated redemption price at maturity of the notes is more than the statutory de minimis amount, the notes will be treated as having been issued with OID. The amount of OID on the notes, which is equal to the difference, must be included in income as ordinary interest as it accrues under a constant yield method in advance of receipt of the cash payments attributable to such income, regardless of such U.S. Holder’s regular method of tax accounting.

U.S. Holders purchasing notes with OID should consult their tax advisors regarding computation of OID accruals.

Sale, redemption, exchange or other taxable disposition of notes

Upon the sale, exchange, redemption, repurchase, retirement or other disposition of a note, a U.S. Holder generally will recognize capital gain or loss equal to the difference between (i) the amount of cash proceeds and the fair market value of any property received on the disposition (except to the extent such amount is attributable to accrued but unpaid stated interest, which is taxable as ordinary income if not previously included in such Holder’s income) and (ii) such U.S. Holder’s adjusted tax basis in the note. A U.S. Holder’s adjusted tax basis in a note generally will equal the cost of the note to such Holder increased by the amount of OID (if any) previously included in income by such Holder and decreased by the amount of any prior payments other than qualified stated interest payments.

Capital gain or loss recognized upon the disposition of a note will be a long-term capital gain or loss if the note was held for more than one year. The maximum tax rate on long-term capital gains to non-corporate U.S. Holders is generally 20%. The deductibility of capital losses is subject to limitations.

Information reporting and backup withholding

We will report to our U.S. Holders and to the IRS the amount of interest payments, accruals of OID and payments of the proceeds from the sale, exchange, redemption, repurchase, retirement or other disposition of a note made to a U.S. Holder, and the amount we withhold, if any. Under the backup withholding rules, a U.S. Holder may be subject to backup withholding at a current rate of up to 28% with respect to such amounts unless the Holder:

•	comes within certain exempt categories and, when required, demonstrates that fact, or

•	provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules.

A U.S. Holder who does not provide us with its correct taxpayer identification number also may be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the U.S. Holder’s income tax liability if the information is furnished to the IRS in a timely manner.

Medicare Tax

Certain U.S. Holders who are individuals, estates or trusts are required to pay an additional 3.8% tax on, among other things, interest on and capital gains from the sale or other disposition of the notes. U.S. Holders should consult their tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the notes.

Non-U.S. Holders

The rules governing the U.S. federal income taxation of a Non-U.S. Holder are complex and no attempt will be made herein to provide more than a summary of such rules. Non-U.S. Holders should consult their tax advisors to determine the effect of U.S. federal, state, local and foreign tax laws, as well as tax treaties, with regard to an investment in the notes.

Interest and original issue discount

A Non-U.S. Holder holding the notes on its own behalf generally will be exempt from U.S. federal income and withholding taxes on payments of interest (which for purposes of this discussion of Non-U.S. Holders includes any OID) on a note that is not effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Holder unless such Non-U.S. Holder is (i) a direct or indirect 10% or greater partner (as defined in section 871(h)(3) of the Code) in the Operating Partnership, (ii) a controlled foreign corporation related to the Operating Partnership, or (iii) a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business.

In order for a Non-U.S. Holder to qualify for this exemption from taxation on interest, the “withholding agent” (generally, the last U.S. payor or a non-U.S. payor who is a qualified intermediary or withholding foreign partnership) must have received a statement (generally made on IRS Form W-8BEN) from the Non-U.S. Holder that: (i) is signed under penalties of perjury by the beneficial owner of the note, (ii) certifies that such owner is a Non-U.S. Holder and (iii) provides the beneficial owner’s name and address. A Non-U.S. Holder that is not an individual or corporation (or an entity treated as a corporation for U.S. federal income tax purposes) holding the debt securities on its own behalf may have substantially increased reporting requirements and should consult its tax advisor.

To the extent that interest income with respect to a note is not exempt from U.S. federal withholding tax as described above, a Non-U.S. Holder will be subject to U.S. federal income tax at a 30% rate unless (1) such tax is eliminated or reduced under an applicable income tax treaty or (2) such interest income is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States.

Sale, redemption, exchange or other taxable disposition of notes

Any gain realized on the sale, redemption, exchange, retirement, repurchase or other taxable disposition of a note by a Non-U.S. Holder (except to the extent such amount is attributable to accrued interest, which would be taxable as described above) will be exempt from U.S. federal income and withholding taxes so long as: (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Holder (and, if an applicable income tax treaty so provides, is not attributable to a U.S. permanent establishment) and (ii) in the case of a foreign individual, the Non-U.S. Holder is not present in the United States for 183 days or more in the taxable year.

Effectively connected income.

A Non-U.S. Holder whose gain or interest income with respect to a note is effectively connected with the conduct of a trade or business in the United States by such Non-U.S. Holder (and, if an applicable income tax treaty so provides, is attributable to a U.S. permanent establishment) will generally be subject to U.S. federal income tax on the gain or interest income at regular U.S. federal income tax rates, as if the Holder were a U.S. person. In addition, if the Non-U.S. Holder is a foreign corporation, it may be subject to a branch profits tax equal to 30 percent of its “dividend equivalent amount” within the meaning of the Code for the taxable year, subject to adjustment, unless it qualifies for a lower rate or an exemption under an applicable tax treaty. The withholding tax discussed above will not apply to effectively connected income, provided the Holder furnishes an IRS form W-8ECI or IRS Form W-8BEN, as applicable.

Information reporting and backup withholding

Information reporting requirements and backup withholding generally will not apply to interest payments on a note to a Non-U.S. Holder if the statement described in “Non-U.S. Holders” is duly provided by such Holder, provided that the withholding agent does not have actual knowledge that the Holder is a United States person. Information reporting requirements and backup withholding will not apply to any payment of the proceeds of the sale or other disposition (including a redemption) of a note effected outside the United States by a foreign office of a “broker” (as defined in applicable Treasury regulations), unless such broker (i) is a United States person, (ii) derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States, (iii) is a controlled foreign corporation within the meaning of the Code, (iv) is a U.S. branch of a foreign bank or a foreign insurance company, or (v) is a partnership with a U.S. trade or business or a specified percentage of U.S. partners. Payment of the proceeds of any such disposition effected outside the United States by a foreign office of any broker that is described in (ii) through (v) of the preceding sentence will not be subject to backup withholding, but will be subject to the information reporting requirements unless such broker has documentary evidence in its records that the beneficial owner is a Non-U.S. Holder and certain other conditions are met, or the beneficial owner otherwise establishes an exemption. Payment of the proceeds of any such disposition or through the United States office of a broker is subject to information reporting and backup withholding requirements, unless the beneficial owner of the debt security provides the statement described in

“—Non-U.S. Holders” or otherwise establishes an exemption. Any amount withheld from a payment to a Holder of a note under the backup withholding rules is allowable as a credit against such Holder’s U.S. federal income tax liability (which might entitle such Holder to a refund), provided that such Holder timely furnishes the required information to the IRS.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code (which are commonly referred to as “FATCA”) generally impose withholding taxes on certain types of payments made to “foreign financial institutions” and certain other non-U.S. entities unless additional certification, information reporting and other specified requirements are satisfied. Failure to comply with the FATCA reporting requirements could result in withholding tax being imposed on payments of interest and sales proceeds to foreign intermediaries and certain Non-U.S. Holders. Pursuant to recently issued final Treasury regulations and administrative guidance, this withholding tax will generally not be imposed on payments pursuant to obligations that are outstanding on July 1, 2014. However, if the debt securities were modified in certain ways after June 30, 2014, they could become subject to these rules. Prospective investors should consult their own tax advisors regarding FATCA.

THE U.S. FEDERAL INCOME TAX SUMMARY SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON YOUR PARTICULAR SITUATION. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO YOU OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE NOTES, INCLUDING THE TAX CONSEQUENCES UNDER OTHER FEDERAL TAX LAWS AND STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN TAX LAWS.

PLAN OF DISTRIBUTION

We may sell the securities in any one or more of the following ways:

•	to the public through underwriting syndicates led by one or more managing underwriters;

•	directly to investors, including through a specific bidding, auction or other process;

•	to investors through agents;

•	directly to agents;

•	to or through brokers or dealers;

•	to one or more underwriters acting alone for resale to investors or to the public; and

•	through a combination of any such methods of sale.

If we sell securities to a dealer acting as principal, the dealer may resell such securities at varying prices to be determined by such dealer in its discretion at the time of resale without consulting with us and such resale prices may not be disclosed in the applicable prospectus supplement.

Any underwritten offering may be on a best efforts or a firm commitment basis. We may also offer securities through subscription rights distributed to our stockholders on a pro rata basis, which may or may not be transferable. In any distribution of subscription rights to stockholders, if all of the underlying securities are not subscribed for, we may then sell the unsubscribed securities directly to third parties or may engage the services of one or more underwriters, dealers or agents, including standby underwriters, to sell the unsubscribed securities to third parties.

Sales of the securities may be effected from time to time in one or more transactions, including negotiated transactions:

•	at a fixed price or prices, which may be changed;

•	at market prices prevailing at the time of sale;

•	at prices related to prevailing market prices; or

•	at negotiated prices.

Any of the prices may represent a discount from the then prevailing market prices.

In the sale of the securities, underwriters or agents may receive compensation from us in the form of underwriting discounts or commissions and may also receive compensation from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Discounts, concessions and commissions may be changed from time to time. Dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts, concessions or commissions they receive from us and any profit on the resale of securities they realize may be deemed to be underwriting compensation under applicable federal and state securities laws.

The applicable prospectus supplement will, where applicable:

•	identify any such underwriter, dealer or agent;

•	describe any compensation in the form of discounts, concessions, commissions or otherwise received from us by each such underwriter or agent and in the aggregate by all underwriters and agents;

•	describe any discounts, concessions or commissions allowed by underwriters to participating dealers;

•	identify the amounts underwritten; and

•	identify the nature of the underwriter’s or underwriters’ obligation to take the securities.

Unless otherwise specified in the related prospectus supplement, each series of securities will be a new issue with no established trading market. It is possible that one or more underwriters may make a market in the securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of, or the trading market for, any offered securities.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If disclosed in the applicable prospectus supplement, in connection with those derivative transactions third parties may sell securities covered by this prospectus and such prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or from others to settle those short sales or to close out any related open borrowings of securities, and may use securities received from us in settlement of those derivative transactions to close out any related open borrowings of securities. If the third party is or may be deemed to be an underwriter under the Securities Act, it will be identified in the applicable prospectus supplements.

Until the distribution of the securities is completed, rules of the SEC may limit the ability of any underwriters and selling group members to bid for and purchase the securities. As an exception to these rules, underwriters are permitted to engage in some transactions that stabilize the price of the securities. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the securities.

Underwriters may engage in overallotment. If any underwriters create a short position in the securities in an offering in which they sell more securities than are set forth on the cover page of the applicable prospectus supplement, the underwriters may reduce that short position by purchasing the securities in the open market.

The lead underwriters may also impose a penalty bid on other underwriters and selling group members participating in an offering. This means that if the lead underwriters purchase securities in the open market to reduce the underwriters’ short position or to stabilize the price of the securities, they may reclaim the amount of any selling concession from the underwriters and selling group members who sold those securities as part of the offering.

In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security before the distribution is completed.

We do not make any representation or prediction as to the direction or magnitude of any effect that the transactions described above might have on the price of the securities. In addition, we do not make any representation that underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the securities may be entitled to indemnification by us against or contribution towards certain civil liabilities, including liabilities under the applicable securities laws.

Underwriters, dealers and agents may engage in transactions with us, perform services for us or be our tenants in the ordinary course of business.

If indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by particular institutions to purchase securities from us at the public offering price set forth in such prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on the date or dates stated in such prospectus supplement. Each delayed delivery contract will be for an amount no less than, and the aggregate amounts of securities sold under delayed delivery contracts shall be not less nor more than, the respective amounts stated in the applicable prospectus supplement. Institutions with which such contracts, when authorized, may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but will in all cases be subject to our approval. The obligations of any purchaser under any such contract will be subject to the conditions that (a) the purchase of the securities shall not at the time of delivery be prohibited under the laws of any jurisdiction in the United States to which the purchaser is subject, and (b) if the securities are being sold to underwriters, we shall have sold to the underwriters the total amount of the securities less the amount thereof covered by the contracts. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts.

To comply with applicable state securities laws, the securities offered by this prospectus will be sold, if necessary, in such jurisdictions only through registered or licensed brokers or dealers. In addition, securities may not be sold in some states unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Underwriters, dealers or agents that participate in the offer of securities, or their affiliates or associates, may have engaged or engage in transactions with and perform services for, Medical Properties Trust, Inc., MPT Operating Partnership or our affiliates in the ordinary course of business for which they may have received or receive customary fees and reimbursement of expenses.

LEGAL MATTERS

Certain legal matters with respect to the validity of the debt securities offered hereby will be passed upon by Goodwin Procter LLP, New York, New York. The general summary of certain material U.S. federal income tax considerations contained under the heading “Certain material U.S. federal income tax considerations” (other than “Taxation of Noteholders”) has been passed upon for us by Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.

EXPERTS

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this Prospectus by reference to the Annual Report on Form 10-K of Medical Properties Trust, Inc. and MPT Operating Partnership, L.P. for the year ended December 31, 2012 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

Prior to the filing of this registration statement, the registrants (other than Medical Properties) were not subject to the periodic reporting and other informational requirements of the Exchange Act. Medical Properties, a potential guarantor of the debt securities issued hereby and the parent company of the issuers, is currently subject to the periodic reporting and other informational requirements of the Exchange Act, and files annual, quarterly and current reports and other information with the SEC. The registration statement of which this prospectus forms a part, such reports and other information will be available on the SEC’s Web site at www.sec.gov. You also may read and copy any documents filed at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about their public reference rooms, including copy charges. The SEC filings of Medical Properties are also available free of charge at its Internet website (http://www.medicalpropertiestrust.com). The foregoing Internet website is an inactive textual reference only, meaning that the information contained on the website is not a part of this prospectus and is not incorporated in this prospectus by reference. Information may also be obtained from us at Medical Properties Trust, Inc., 1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242, Attention: Chief Financial Officer. Medical Properties Trust, Inc.’s telephone number is (205) 969-3755.

We have not authorized anyone to give you any information or to make any representations about us or the transactions we discuss in this prospectus other than those contained in this prospectus or any accompanying prospectus supplement or free writing prospectus. If you are given any information or representations about these matters that is not discussed in this prospectus or any accompanying prospectus supplement or free writing prospectus, you must not rely on that information. This prospectus is not an offer to sell or a solicitation of an offer to buy securities anywhere or to anyone where or to whom we are not permitted to offer or sell securities under applicable law.

INCORPORATION BY REFERENCE

We incorporate by reference into this prospectus the documents listed below and any future filings Medical Properties and MPT Operating Partnership make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings after the date of this prospectus (other than information furnished pursuant to Item 2.01, Item 7.01 or exhibits furnished pursuant to Item 9.01 of Form 8-K), until the offering of debt securities is terminated. The information incorporated by reference herein is an important part of this prospectus. Any statement in a document incorporated by reference in this prospectus will be deemed to be modified or superseded to the extent a statement contained in (1) this prospectus, or (2) any other subsequently filed document that is incorporated by reference in this prospectus, modifies or supersedes such statement:

•	the combined Annual Report of Medical Properties and MPT Operating Partnership on Form 10-K for the year ended December 31, 2012;

•

Medical Properties’ Definitive Proxy Statement on Schedule 14A, relating to the annual meeting of stockholders held on May 23, 2013, filed on April 26, 2013, and additional definitive materials on Schedule 14A filed on April 26, 2013 and May 15, 2013 (solely to the extent specifically incorporated by reference into Medical Properties Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012)

•	Medical Properties’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2013; and

•	Medical Properties’ Current Reports on Form 8-K filed on February 28, 2013, May 24, 2013 and July 15, 2013.

We will provide without charge to each person to whom a prospectus is delivered, on written or oral request of that person, a copy of any or all of the documents we are incorporating by reference into this prospectus other than exhibits to those documents unless those exhibits are specifically incorporated by reference into those documents. A written request should be addressed to Investor Relations, Medical Properties Trust, Inc., 1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242.

MPT OPERATING PARTNERSHIP, L.P.

MPT FINANCE CORPORATION

Debt Securities

Guarantees

August 9, 2013

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The following table sets forth all expenses, other than the underwriting discounts and commissions, payable by the Registrant in connection with the sale of the securities being registered. All the amounts are estimates except for the registration fee.

Securities and Exchange Commission Registration Fee	$	*
Legal Fees and Expenses		**
Accounting Fees and Expenses		**
Printing and Engraving Expenses		**
Trustee Fees		**
Miscellaneous		**

Total	$	**

*	To be deferred pursuant to Rule 456(b) under the Securities Act and calculated in connection with the offering of securities under this registration statement pursuant to Rule 457(r) under the Securities Act.
**	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time

Item 15.	Indemnification of Directors and Officers

Medical Properties Trust, Inc.

Medical Properties Trust, Inc. maintains a directors and officers liability insurance policy. The company’s charter limits the personal liability of its directors and officers for monetary damages to the fullest extent permitted under current Maryland law, and the charter and bylaws provide that a director or officer shall be indemnified to the fullest extent required or permitted by Maryland law from and against any claim or liability to which such director or officer may become subject by reason of his or her status as a director or officer of the company. Maryland law allows directors and officers to be indemnified against judgments, penalties, fines, settlements, and expenses actually incurred in a proceeding unless the following can be established:

•	the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	with respect to any criminal proceeding, the director or officer had reasonable cause to believe his or her act or omission was unlawful.

The company’s stockholders have no personal liability for indemnification payments or other obligations under any indemnification agreements or arrangements. However, indemnification could reduce the legal remedies available to the company and the company’s stockholders against the indemnified individuals.

This provision for indemnification of the company’s directors and officers does not limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to the company or to the company’s stockholders, although these equitable remedies may not be effective in some circumstances.

In addition to any indemnification to which the company’s directors and officers are entitled pursuant to the charter and bylaws and the Maryland General Corporation Law, the charter and bylaws provide that the company may indemnify other employees and agents to the fullest extent permitted under Maryland law, whether they are serving the company or, at the company’s request, any other entity.

The company has entered into indemnification agreements with each of its directors and executive officers, which the company refers to in this context as indemnitees. The indemnification agreements provide that the company will, to the fullest extent permitted by Maryland law, indemnify and defend each indemnitee against all losses and expenses incurred as a result of his current or past service as its director or officer, or incurred by reason of the fact that, while he was the company’s director or officer, he was serving at the company’s request as a director, officer, partner, trustee, employee or agent of a corporation, partnership, joint venture, trust, other enterprise or employee benefit plan. The company has agreed to pay expenses incurred by an indemnitee before the final disposition of a claim provided that he provides the company with a written affirmation that he has met the standard of conduct required for indemnification and a written undertaking to repay the amount the company pays or reimburses if it is ultimately determined that he has not met the standard of conduct required for indemnification. The company is to pay expenses within 20 days of receiving the indemnitee’s written request for such an advance. Indemnitees are entitled to select counsel to defend against indemnifiable claims.

The general effect to investors of any arrangement under which any person who controls the company or any of the company’s directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to the company’s stockholders resulting from the company’s payment of premiums associated with liability insurance.

Delaware Limited Partnerships

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its partnership agreement.

The limited partnership agreements of MPT of Bucks County, L.P., MPT of Dallas LTACH, L.P., MPT of Warm Springs, L.P., MPT of Victoria, L.P., MPT of Luling, L.P., MPT of West Anaheim, L.P., MPT of La Palma, L.P., MPT of Paradise Valley, L.P., MPT of Southern California, L.P., MPT of Twelve Oaks, L.P., MPT of Shasta, L.P., MPT of Garden Grove Hospital, L.P., MPT of Garden Grove MOB, L.P., MPT of San Dimas Hospital, L.P., MPT of San Dimas MOB, L.P., MPT of Richardson, L.P., MPT of Round Rock, L.P., MPT of Shenandoah, L.P., MPT of Hillsboro, L.P., MPT of Clear Lake, L.P., MPT of Tomball, L.P., MPT of Corinth, L.P., MPT of Alvarado, L.P., MPT of Desoto, L.P., MPT of North Cypress, L.P., MPT of Inglewood, L.P. and MPT of Roxborough, L.P. provide that the partnership shall indemnify any partner or a director, officer, employee or equity holder of the partnership or the general partner, from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the limited partnerships as set forth in the limited partnership agreement, in which such indemnitee may be involved, or is threatened to be involved, as a party or otherwise.

The limited partnership agreement of Wichita Health Associates Limited Partnership provides, that the partnership shall indemnify the general partner against any losses, judgments, claims, liabilities (including expenses actually incurred by it, attorneys’ fees and amounts paid in settlement of any claim incurred or sustained by it) in connection with any action, suit or proceeding (other than an action, suit or proceeding by or in the right of a limited partner or the partnership) threatened, pending or completed to which it is a party or threatened to be made a party by reason of the performance of its duties, provided that, with respect to the matter for which indemnification is sought, the general partner acted in a manner that it believed in good faith was in the best interests of the partnership.

Delaware Limited Liability Companies

Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The operating agreements of MPT of Richardson, LLC, MPT of Round Rock, LLC, MPT of Shenandoah, LLC, MPT of Hillsboro, LLC, MPT of Florence, LLC, MPT of Clear Lake, LLC, MPT of Tomball, LLC, MPT of Gilbert, LLC, MPT of Corinth, LLC, MPT of Bayonne, LLC, MPT of Alvarado, LLC, MPT of Desoto, LLC, MPT of Hoboken Hospital, LLC, MPT of Hausman, LLC, MPT of Overlook Parkway, LLC, MPT of New Braunfels, LLC, MPT of Westover Hills, LLC, MPT of Billings, LLC, MPT of Boise, LLC, MPT of Brownsville, LLC, MPT of Casper, LLC, MPT of Comal County, LLC, MPT of Greenwood, LLC, MPT of Johnstown, LLC, MPT of Laredo, LLC, MPT of Las Cruces, LLC, MPT of Mesquite, LLC, MPT of Post Falls, LLC, MPT of Prescott Valley, LLC, MPT of Provo, LLC, MPT of Lafayette, LLC, MPT of Inglewood, LLC, MPT of Reno, LLC, MPT of Roxborough, LLC, MPT of Altoona, LLC, MPT of Hammond, LLC, MPT of Spartanburg, LLC, MPT of Wyandotte County, LLC, MPT of Leavenworth, LLC and MPT of Corpus Christi, LLC provide that the limited liability company shall indemnify any member, manager, officer or employee of the limited liability company, or a member, manager, officer or employee of an affiliate of the limited liability company, from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the limited liability company as set forth in the operating agreement, in which such indemnitee may be involved, or is threatened to be involved, as a party or otherwise.

The operating agreement of MPT of Mountain View, LLC provides that the limited liability company shall indemnify (i) any person made a party to a proceeding by reason of its status as (A) a manager or member, (B) a member, partner or shareholder of any manager or member, or (C) a director, officer or employee of the limited liability company, any manager, any member or any direct or indirect member, partner or shareholder of any manager or member and (ii) such other persons as any manager may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion, from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings (whether the same be civil, criminal, administrative or investigative) that relate to the operations of the limited liability company in which such person may be involved, or is threatened to be involved, as a party or otherwise, to the fullest extent permitted by the Delaware Limited Liability Company Act.

The operating agreements of Hoboken Real Estate, LLC provides that the limited liability company shall, to the fullest extent permitted by applicable law, indemnify and hold harmless each member, manager, former member and the partners, shareholders, controlling person, officers, directors and employees of each member, manager, former member and manager and their respective successors in interest, from and against any and all loss claims, damages, liabilities, expenses, judgments, fines, settlements, and other amounts including, without limitation, attorneys’ fees and paralegal charges, reasonably and actually incurred by such person in connection with any and all claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which such person is involved, as a party or otherwise, by reason of this or its management of, or involvement in the business and affairs of the limited liability company, or the rendering of advice or consultation with respect thereto, or otherwise by reason of the fact that such person is or was a member, manger or a partner, shareholder, controlling person, officer, director or employee of a member or manager. Expenses (including, without limitation, attorneys’ fees) incurred by such person in defending an indemnity claim may be paid by the limited liability company in advance of the final disposition of such claim.

The operating agreements of MPT of Victorville, LLC, MPT of Bucks County, LLC, MPT of Bloomington, LLC, MPT of Covington, LLC, MPT of Denham Springs, LLC, MPT of Redding, LLC, MPT of Chino, LLC, MPT of Dallas LTACH, LLC, MPT of Portland, LLC, MPT of Warm Springs, LLC, MPT of Victoria, LLC, MPT of Luling, LLC, MPT of West Anaheim, LLC, MPT of La Palma, LLC, MPT of Paradise Valley, LLC, MPT of Southern California, LLC, MPT of Twelve Oaks, LLC, MPT of Shasta, LLC, MPT of Webster, LLC, MPT of Bossier City, LLC, MPT of West Valley City, LLC, MPT of Idaho Falls, LLC, MPT of Poplar Bluff, LLC, MPT of Bennettsville, LLC, Medical Properties Trust, LLC, MPT of Detroit,

LLC, MPT of Bristol, LLC, MPT of Newington, LLC, MPT of Enfield, LLC, MPT of Petersburg, LLC, MPT of Garden Grove Hospital, LLC, MPT of Garden Grove MOB, LLC, MPT of San Dimas Hospital, LLC, MPT of San Dimas MOB, LLC, MPT of Cheraw, LLC, MPT of Ft. Lauderdale, LLC, MPT of Providence, LLC, MPT of Springfield, LLC, MPT of Warwick, LLC, MPT of Wichita, LLC and MPT of North Cypress, LLC do not contain any indemnification provisions.

MPT Finance Corporation

Section 145 of the Delaware General Corporation Law, or the DGCL, provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

The certificate of incorporation of MPT Finance Corporation provides that MPT Finance Corporation shall indemnify to the full extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made a party or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was a director or an officer of MPT Finance Corporation or by reason of the fact that such person, at the request of MPT Finance Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity.

Item 16.	Exhibits

The Exhibit Index filed herewith and appearing immediately before the exhibits hereto is incorporated by reference.

Item 17.	Undertakings

The undersigned Registrant hereby undertakes:

1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the Underwriting not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4. That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

5. That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

6. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

7. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

8. The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)2 of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OPERATING PARTNERSHIP, L.P.

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT FINANCE CORPORATION

By:
/s/ R. Steven Hamner
R. Steven Hamner President, Secretary, General Manager and Director

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Edward K. Aldag, Jr. and R. Steven Hamner, and each of them, with full power to act without the other, such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto (including post-effective amendments) and any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission and hereby grants to such attorney-in-fact and agent, full power of authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edward K. Aldag, Jr. Edward K. Aldag, Jr.	Director	August 9, 2013

/s/ R. Steven Hamner R. Steven Hamner	President, Secretary, General Manager and Director (Principal Executive, Financial and Accounting Officer)	August 9, 2013

/s/ Emmett E. McLean Emmett E. McLean	Assistant Secretary and Director	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MEDICAL PROPERTIES TRUST, INC.

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Edward K. Aldag, Jr. and R. Steven Hamner, and each of them, with full power to act without the other, such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto (including post-effective amendments) and any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission and hereby grants to such attorney-in-fact and agent, full power of authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edward K. Aldag, Jr. Edward K. Aldag, Jr.	Chairman of the Board, President, Chief Executive Officer and Director (Principal Executive Officer)	August 9, 2013

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)	August 9, 2013

/s/ Sherry A. Kellett Sherry A. Kellett	Director	August 9, 2013

/s/ G. Steven Dawson G. Steven Dawson	Director	August 9, 2013

/s/ Robert E. Holmes, Ph.D. Robert E. Holmes, Ph.D.	Director	August 9, 2013

/s/ William G. McKenzie William G. McKenzie	Director	August 9, 2013

/s/ L. Glenn Orr, Jr. L. Glenn Orr, Jr.	Director	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MEDICAL PROPERTIES TRUST, LLC

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF VICTORVILLE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF BUCKS COUNTY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF BLOOMINGTON, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF COVINGTON, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF DENHAM SPRINGS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF REDDING, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF CHINO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF DALLAS LTACH, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF PORTLAND, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF WARM SPRINGS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF VICTORIA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF LULING, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF WEST ANAHEIM, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF LA PALMA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF PARADISE VALLEY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SOUTHERN CALIFORNIA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF TWELVE OAKS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SHASTA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF WEBSTER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF BOSSIER CITY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF WEST VALLEY CITY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF IDAHO FALLS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF POPLAR BLUFF, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF BENNETTSVILLE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF DETRIOT, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF BRISTOL, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF NEWINGTON, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF ENFIELD, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF PETERSBURG, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF GARDEN GROVE HOSPITAL, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF GARDEN GROVE MOB, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SAN DIMAS HOSPITAL, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SAN DIMAS MOB, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF CHERAW, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF FT. LAUDERDALE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF PROVIDENCE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SPRINGFIELD, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF WARWICK, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF MOUNTAIN VIEW, LLC

BY: MPT OF IDAHO FALLS, LLC, ITS SOLE MEMBER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF RICHARDSON, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF ROUND ROCK, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SHENANDOAH, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF HILLSBORO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF FLORENCE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF CLEAR LAKE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF TOMBALL, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF GILBERT, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF CORINTH, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF BAYONNE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF ALVARADO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF BUCKS COUNTY, L.P.

BY: MPT OF BUCKS COUNTY, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF DALLAS LTACH, L.P.

BY: MPT OF DALLAS LTACH, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF WARM SPRINGS, L.P.

BY: MPT OF WARM SPRINGS, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF VICTORIA, L.P.

BY: MPT OF VICTORIA, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF LULING, L.P.

BY: MPT OF LULING, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF WEST ANAHEIM, L.P.

BY: MPT OF WEST ANAHEIM, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF LA PALMA, L.P.

BY: MPT OF LA PALMA, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF PARADISE VALLEY, L.P.

BY: MPT OF PARADISE VALLEY, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SOUTHERN CALIFORNIA, L.P.

BY: MPT OF SOUTHERN CALIFORNIA, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF TWELVE OAKS, L.P.

BY: MPT OF TWELVE OAKS, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SHASTA, L.P.

BY: MPT OF SHASTA, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF GARDEN GROVE HOSPITAL, L.P.

BY: MPT OF GARDEN GROVE HOSPITAL, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF GARDEN GROVE MOB, L.P.

BY: MPT OF GARDEN GROVE MOB, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SAN DIMAS HOSPITAL, L.P.

BY: MPT OF SAN DIMAS HOSPITAL, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SAN DIMAS MOB, L.P.

BY: MPT OF SAN DIMAS MOB, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF RICHARDSON, L.P.

BY: MPT OF RICHARDSON, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF ROUND ROCK, L.P.

BY: MPT OF ROUND ROCK, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SHENANDOAH, L.P.

BY: MPT OF SHENANDOAH, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF HILLSBORO, L.P.

BY: MPT OF HILLSBORO, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF CLEAR LAKE, L.P.

BY: MPT OF CLEAR LAKE, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF TOMBALL, L.P.

BY: MPT OF TOMBALL, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF CORINTH, L.P.

BY: MPT OF CORINTH, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF ALVARADO, L.P.

BY: MPT OF ALVARADO, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF DESOTO, L.P.

BY: MPT OF DESOTO, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF DESOTO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF HOBOKEN HOSPITAL, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF HOBOKEN REAL ESTATE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF HAUSMAN, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF OVERLOOK PARKWAY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF NEW BRAUNFELS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF WESTOVER HILLS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF WICHITA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

WICHITA HEALTH ASSOCIATES LIMITED PARTNERSHIP

BY: MPT OF WICHITA, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF BILLINGS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF BOISE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF BROWNSVILLE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF CASPER, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF COMAL COUNTY

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF GREENWOOD, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF JOHNSTOWN, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF LAREDO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF LAS CRUCES, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF MESQUITE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF POST FALLS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF PRESCOTT VALLEY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF PROVO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF NORTH CYPRESS, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF NORTH CYPRESS, L.P.

BY: MPT OF NORTH CYPRESS, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF LAFAYETTE, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF INGLEWOOD, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF INGLEWOOD, L.P.

BY: MPT OF INGLEWOOD, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF RENO, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF ROXBOROUGH, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF ROXBOROUGH, L.P.

BY: MPT OF ROXBOROUGH, LLC, ITS GENERAL PARTNER

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer of Sole Member of General Partner of Sole Member of General Partner	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF ALTOONA, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF HAMMOND, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF SPARTANBURG, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF WYANDOTTE COUNTY, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF LEAVENWORTH, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on August 9, 2013.

MPT OF CORPUS CHRISTI, LLC

BY: MPT OPERATING PARTNERSHIP, L.P., ITS SOLE MEMBER

BY: MEDICAL PROPERTIES, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:
/s/ R. Steven Hamner
R. Steven Hamner Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Steven Hamner R. Steven Hamner	Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer) of Sole Member of General Partner of Sole Member	August 9, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title

1.1*	Form of Underwriting Agreement

3.1	Medical Properties Trust, Inc.’s Second Articles of Amendment and Restatement (incorporated by reference to Exhibit 3.1 to Medical Properties Trust, Inc.’s Registration Statement on Form S-11 filed with the Commission on October 26, 2004, as amended (File No. 333-119957))

3.2	Articles of Amendment of Medical Properties Trust, Inc.’s Second Articles of Amendment and Restatement (incorporated by reference to Exhibit 3.1 to Medical Properties Trust, Inc.’s Current Report on Form 8-K filed by Medical Properties Trust, Inc. on January 13, 2009)

3.3	Articles of Amendment of Medical Properties Trust, Inc.’s Second Articles of Amendment and Restatement (incorporated by reference to Exhibit 3.1 to Medical Properties Trust, Inc.’s Current Report on Form 8-K filed with the Commission on January 31, 2012)

3.4	Medical Properties Trust Inc.’s Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 to Medical Properties Trust, Inc.’s Current Report on Form 8-K filed with the Commission on November 24, 2009)

3.5	Second Amended and Restated Agreement of Limited Partnership of MPT Operating Partnership, L.P. (incorporated by reference to Exhibit 10.1 to Medical Properties Trust, Inc.’s Current Report on Form 8-K filed with the Commission on August 6, 2007, as amended by Medical Properties Trust, Inc.’s Current Report on Form 8-K/A filed with the Commission on August 15, 2007)

3.6	MPT Finance Corporation’s Certificate of Incorporation (incorporated by reference to Exhibit 3.88 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.7	MPT Finance Corporation’s Bylaws (incorporated by reference to Exhibit 3.10 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2012)

3.8	Medical Properties Trust, LLC’s Certificate of Formation, as amended (incorporated by reference to Exhibit 3.9 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2012)

3.9	Medical Properties Trust, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.19 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2012)

3.10	MPT of Victorville, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.4 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.11	MPT of Bucks County, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.5 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.12	MPT of Bloomington, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.6 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.13	MPT of Covington, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.7 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.14	MPT of Denham Springs, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.8 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.15	MPT of Redding, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.9 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.16	MPT of Chino, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.10 Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.17	MPT of Dallas LTACH, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.12 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.18	MPT of Portland, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.13 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.19	MPT of Warm Springs, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.14 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.20	MPT of Victoria, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.15 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.21	MPT of Luling, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.16 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.22	RESERVED

3.23	MPT of West Anaheim, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.18 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.24	MPT of La Palma, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.19 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.25	MPT of Paradise Valley, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.20 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.26	MPT of Southern California, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.21 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.27	MPT of Twelve Oaks, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.22 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.28	MPT of Shasta, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.23 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.29	MPT of Webster, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.24 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.30	MPT of Bossier City, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.26 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.31	MPT of West Valley City, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.27 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.32	MPT of Idaho Falls, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.28 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.33	MPT of Poplar Bluff, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.29 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.34	MPT of Bennettsville, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.30 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.35	MPT of Detroit, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.31 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.36	MPT of Bristol, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.32 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.37	MPT of Newington, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.33 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.38	MPT of Enfield, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.34 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.39	MPT of Petersburg, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.35 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.40	MPT of Garden Grove Hospital, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.39 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.41	MPT of Garden Grove MOB, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.40 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.42	MPT of San Dimas Hospital, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.41 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.43	MPT of San Dimas MOB, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.42 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.44	MPT of Cheraw, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.43 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.45	MPT of Ft. Lauderdale, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.44 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.46	MPT of Providence, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.45 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.47	MPT of Springfield, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.46 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.48	MPT of Warwick, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.47 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.49	MPT of Mountain View, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.48 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.50	MPT of Richardson, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.49 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.51	MPT of Round Rock, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.50 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.52	MPT of Shenandoah, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.51 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.53	MPT of Hillsboro, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.52 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.54	MPT of Florence, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.53 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.55	MPT of Clear Lake, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.54 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.56	MPT of Tomball, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.55 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.57	MPT of Gilbert, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.56 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.58	MPT of Corinth, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.57 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.59	MPT of Bayonne, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.58 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.60	MPT of Alvarado, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.59 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.61	MPT of Bucks County, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.61 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.62	MPT of Dallas LTACH, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.62 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.63	MPT of Warm Springs, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.63 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.64	MPT of Victoria, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.64 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.65	MPT of Luling, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.65 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.66	RESERVED

3.67	MPT of West Anaheim, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.67 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.68	MPT of La Palma, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.68 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.69	MPT of Paradise Valley, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.69 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.70	MPT of Southern California, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.70 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.71	MPT of Twelve Oaks, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.71 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.72	MPT of Shasta, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.72 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.73	MPT of Garden Grove Hospital, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.74 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.74	MPT of Garden Grove MOB, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.75 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.75	MPT of San Dimas Hospital, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.76 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.76	MPT of San Dimas MOB, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.77 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.77	MPT of Richardson, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.78 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.78	MPT of Round Rock, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.79 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.79	MPT of Shenandoah, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.80 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.80	MPT of Hillsboro, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.81 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.81	MPT of Clear Lake, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.82 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.82	MPT of Tomball, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.83 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.83	MPT of Corinth, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.84 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.84	MPT of Alvarado, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.85 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.85	MPT of Desoto, L.P.’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.86 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.86	MPT of Desoto, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.87 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.87	MPT of Victorville, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.89 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.88	MPT of Bucks County, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.90 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.89	MPT of Bloomington, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.91 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.90	MPT of Covington, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.92 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.91	MPT of Denham Springs, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.93 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.92	MPT of Redding, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.94 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.93	MPT of Chino, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.95 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.94	MPT of Dallas LTACH, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.97 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.95	MPT of Portland, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.98 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.96	MPT of Warm Springs, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.99 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.97	MPT of Victoria, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.100 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.98	MPT of Luling, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.101 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.99	RESERVED

3.100	MPT of West Anaheim, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.103 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.101	MPT of La Palma, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.104 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.102	MPT of Paradise Valley, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.105 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.103	MPT of Southern California, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.106 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.104	MPT of Twelve Oaks, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.107 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.105	MPT of Shasta, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.108 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.106	MPT of Webster, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.109 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.107	MPT of Bossier City, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.111 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.108	MPT of West Valley City, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.112 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.109	MPT of Idaho Falls, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.113 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.110	MPT of Poplar Bluff, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.114 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.111	MPT of Bennettsville, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.115 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.112	MPT of Detroit, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.116 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.113	MPT of Bristol, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.117 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.114	MPT of Newington, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.118 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.115	MPT of Enfield, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.119 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.116	MPT of Petersburg, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.120 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.117	MPT of Garden Grove Hospital, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.124 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.118	MPT of Garden Grove MOB, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.125 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.119	MPT of San Dimas Hospital, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.126 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.120	MPT of San Dimas MOB, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.127 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.121	MPT of Cheraw, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.128 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.122	MPT of Ft. Lauderdale, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.129 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.123	MPT of Providence, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.130 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.124	MPT of Springfield, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.131 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.125	MPT of Warwick, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.132 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.126	MPT of Mountain View, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.133 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.127	MPT of Richardson, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.134 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.128	MPT of Round Rock, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.135 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.129	MPT of Shenandoah, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.136 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.130	MPT of Hillsboro, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.137 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.131	MPT of Florence, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.138 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.132	MPT of Clear Lake, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.139 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.133	MPT of Tomball, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.140 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.134	MPT of Gilbert, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.141 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.135	MPT of Corinth, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.142 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.136	MPT of Bayonne, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.143 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.137	MPT of Alvarado, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.144 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.138	MPT of Bucks County, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.146 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.139	MPT of Dallas LTACH, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.147 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.140	MPT of Warm Springs, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.148 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.141	MPT of Victoria, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.149 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.142	MPT of Luling, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.150 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.143	RESERVED

3.144	MPT of West Anaheim, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.152 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.145	MPT of La Palma, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.153 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.146	MPT of Paradise Valley, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.154 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.147	MPT of Southern California, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.155 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.148	MPT of Twelve Oaks, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.156 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.149	MPT of Shasta, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.157 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.150	MPT of Garden Grove Hospital, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.159 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.151	MPT of Garden Grove MOB, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.160 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.152	MPT of San Dimas Hospital, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.161 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.153	MPT of San Dimas MOB, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.162 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.154	MPT of Richardson, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.163 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.155	MPT of Round Rock, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.164 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.156	MPT of Shenandoah, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.165 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.157	MPT of Hillsboro, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.166 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.158	MPT of Clear Lake, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.167 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.159	MPT of Tomball, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.168 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.160	MPT of Corinth, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.169 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.161	MPT of Alvarado, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.170 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.162	MPT of Desoto, L.P.’s Agreement of Limited Partnership (incorporated by reference to Exhibit 3.171 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

Exhibit Number	Exhibit Title

3.163	MPT of Desoto, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.172 to Medical Properties Trust, Inc.’s Registration Statement on Form S-4 filed with the Commission on October 6, 2011)

3.164	MPT of Hausman, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.1 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2012)

3.165	MPT of Overlook Parkway, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.2 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2012)

3.166	MPT of New Braunfels, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.3 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.167	MPT of Westover Hills, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.4 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.168	MPT of Hoboken Hospital, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.5 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.169	MPT of Hoboken Real Estate, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.6 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.170	MPT of Wichita, LLC’s Certificate of Formation (incorporated by reference to Exhibit 3.7 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.171	Wichita Health Associates Limited Partnership’s Certificate of Limited Partnership (incorporated by reference to Exhibit 3.8 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.172	MPT of Hausman, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.11 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.173	MPT of Overlook Parkway, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.12 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.174	MPT of New Braunfels, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.13 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.175	MPT of Westover Hills, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.14 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.176	MPT of Hoboken Hospital, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.15 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.177	MPT of Hoboken Real Estate, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.16 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

Exhibit Number	Exhibit Title

3.178	MPT of Wichita, LLC’s Limited Liability Company Agreement (incorporated by reference to Exhibit 3.17 to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.179	Wichita Health Associates Limited Partnership’s Limited Partnership Agreement (incorporated by reference to Exhibit 3. to Medical Properties Trust, Inc.’s Registration Statement on Form S-3ASR filed with the Commission on February 3, 2013)

3.180**	MPT of Billings, LLC’s Certificate of Formation

3.181**	MPT of Boise, LLC’s Certificate of Formation

3.182**	MPT of Brownsville, LLC’s Certificate of Formation

3.183**	MPT of Casper, LLC’s Certificate of Formation

3.184**	MPT of Comal County, LLC’s Certificate of Formation

3.185**	MPT of Greenwood, LLC’s Certificate of Formation

3.186**	MPT of Johnstown, LLC’s Certificate of Formation

3.187**	MPT of Laredo, LLC’s Certificate of Formation

3.188**	MPT of Las Cruces, LLC’s Certificate of Formation

3.189**	MPT of Mesquite, LLC’s Certificate of Formation

3.190**	MPT of Post Falls, LLC’s Certificate of Formation

3.191**	MPT of Prescott Valley, LLC’s Certificate of Formation

3.192**	MPT of Provo, LLC’s Certificate of Formation

3.193**	MPT of North Cypress, LLC’s Certificate of Formation

3.194**	MPT of Lafayette, LLC’s Certificate of Formation

3.195**	MPT of Inglewood, LLC’s Certificate of Formation

3.196**	MPT of Reno, LLC’s Certificate of Formation

3.197**	MPT of Roxborough, LLC’s Certificate of Formation

3.198**	MPT of Altoona, LLC’s Certificate of Formation

3.199**	MPT of Hammond, LLC’s Certificate of Formation

3.200**	MPT of Spartanburg, LLC’s Certificate of Formation

3.201**	MPT of Wyandotte County, LLC’s Certificate of Formation

3.202**	MPT of Leavenworth, LLC’s Certificate of Formation

3.203**	MPT of Corpus Christi, LLC’s Certificate of Formation

3.204**	MPT of North Cypress, L.P.’s Certificate of Limited Partnership

3.205**	MPT of Inglewood, L.P.’s Certificate of Limited Partnership

3.206**	MPT of Roxborough, L.P.’s Certificate of Limited Partnership

3.207**	MPT of Billings, LLC’s Limited Liability Company Agreement

3.208**	MPT of Boise, LLC’s Limited Liability Company Agreement

Exhibit Number	Exhibit Title

3.209**	MPT of Brownsville, LLC’s Limited Liability Company Agreement

3.210**	MPT of Casper, LLC’s Limited Liability Company Agreement

3.211**	MPT of Comal County, LLC’s Limited Liability Company Agreement

3.212**	MPT of Greenwood, LLC’s Limited Liability Company Agreement

3.213**	MPT of Johnstown, LLC’s Limited Liability Company Agreement

3.214**	MPT of Laredo, LLC’s Limited Liability Company Agreement

3.215**	MPT of Las Cruces, LLC’s Limited Liability Company Agreement

3.216**	MPT of Mesquite, LLC’s Limited Liability Company Agreement

3.217**	MPT of Post Falls, LLC’s Limited Liability Company Agreement

3.218**	MPT of Prescott Valley, LLC’s Limited Liability Company Agreement

3.219**	MPT of Provo, LLC’s Limited Liability Company Agreement

3.220**	MPT of North Cypress, LLC’s Limited Liability Company Agreement

3.221**	MPT of Lafayette, LLC’s Limited Liability Company Agreement

3.222**	MPT of Inglewood, LLC’s Limited Liability Company Agreement

3.223**	MPT of Reno, LLC’s Limited Liability Company Agreement

3.224**	MPT of Roxborough, LLC’s Limited Liability Company Agreement

3.225**	MPT of Altoona, LLC’s Limited Liability Company Agreement

3.226**	MPT of Hammond, LLC’s Limited Liability Company Agreement

3.227**	MPT of Spartanburg, LLC’s Limited Liability Company Agreement

3.228**	MPT of Wyandotte County, LLC’s Limited Liability Company Agreement

3.229**	MPT of Leavenworth, LLC’s Limited Liability Company Agreement

3.230**	MPT of Corpus Christi, LLC’s Limited Liability Company Agreement

3.231**	MPT of North Cypress, L.P.’s Limited Partnership Agreement

3.232**	MPT of Inglewood, L.P.’s Limited Partnership Agreement

3.233**	MPT of Roxborough, L.P.’s Limited Partnership Agreement

4.1	Indenture, dated as of February 17, 2012, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Guarantors party thereto and Wilmington Trust, N.A., as Trustee (the “2012 Indenture”) (incorporated by reference to Exhibit 4.1to Medical Properties Trust, Inc. and MPT Operating Partnership, L.P.’s Current Report on Form 8-K filed with the Commission on February 24, 2012)

4.2	Form of Debt Security related to the 2012 Indenture (included in Exhibit 4.1 hereto)

4.3**	First Supplemental Indenture, dated as of April 9, 2012, to the Indenture dated February 17, 2012, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors and Wilmington Trust, N.A., as Trustee

4.4**	Second Supplemental Indenture, dated as of June 27, 2012, to the Indenture dated February 17, 2012, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors and Wilmington Trust, N.A., as Trustee

Exhibit Number	Exhibit Title

4.5**	Third Supplemental Indenture, dated as of July 31, 2012, to the Indenture dated February 17, 2012, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors and Wilmington Trust, N.A., as Trustee

4.6**	Fourth Supplemental Indenture, dated as of September 28, 2012, to the Indenture dated February 17, 2012, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors and Wilmington Trust, N.A., as Trustee

4.7**	Fifth Supplemental Indenture, dated as of December 28, 2012, to the Indenture dated February 17, 2012, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors and Wilmington Trust, N.A., as Trustee

4.8**	Sixth Supplemental Indenture, dated as of June 27, 2013, to the Indenture dated February 17, 2012, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors and Wilmington Trust, N.A., as Trustee

4.9**	Seventh Supplemental Indenture, dated as of August 8, 2013, to the Indenture dated February 17, 2012, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, the Subsidiary Guarantors and Wilmington Trust, N.A., as Trustee

4.10**	Form of Base Indenture (the “Base Indenture”)

5.1**	Opinion of Goodwin Procter LLP with respect to the legality of the securities being registered

8.1**	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters

12.1**	Computation of Consolidated Ratio of Earnings to Fixed Charges

23.1**	Consent of PricewaterhouseCoopers LLP for Medical Properties Trust, Inc.

23.2**	Consent of PricewaterhouseCoopers LLP for MPT Operating Partnership, L.P.

23.3	Consent of Goodwin Procter LLP (included in the opinion filed as Exhibit 5.1)

23.4	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in the opinion filed as Exhibit 8.1)

24.1	Power of Attorney (included on the signature pages to this registration statement).

25.1**	Statement of Eligibility on Form T-1 related to the 2012 Indenture

25.2**	Statement of Eligibility on Form T-1 related to the Base Indenture

99.1**	MPT Operating Partnership L.P. Unaudited Consolidated Financial Data as of March 31, 2013 and for the three months ended March 31, 2013 and 2012, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

101**	XBRL

*	To be filed by amendment or as an exhibit to a document to incorporated by reference to this registration statement, including a Current Report on Form 8-K
**	Filed herewith